UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.     )

Check the appropriate box:

[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X]	Definitive information statement.

Six Circles Trust

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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SIX CIRCLES TRUST

Six Circles Credit Opportunities Fund

383 Madison Avenue

New York, New York 10179

Collect (212) 464-2070

September 3, 2025

Dear Shareholder,

The attached information statement contains important information about new sub-advisory arrangements for the Six Circles Credit Opportunities Fund (the “Fund”), a series of the Six Circles Trust (the “Trust”).

On July 10, 2025, J.P. Morgan Private Investments Inc. (the “Adviser” or “JPMPI”), the Fund’s investment adviser, entered into an amendment to the Investment Sub-Advisory Agreement with Insight North America LLC (“Insight”) (the “Amended Sub-Advisory Agreement”) pursuant to which Insight has been engaged by the Adviser, with the approval of the Trust’s Board of Trustees, to serve as a sub-adviser to the Fund. Similarly, on July 10, 2025, the Adviser entered into a new Investment Sub-Advisory Agreement with Mellon Investments Corporation (“Mellon”) (the “New Sub-Advisory Agreement” and together with the Amended Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) pursuant to which Mellon has been engaged by the Adviser, with the approval of the Trust’s Board of Trustees, to serve as a sub-adviser to the Fund.

After careful consideration at a meeting held on June 17, 2025, the Trust’s Board of Trustees approved the New Sub-Advisory Agreements between the Adviser and each of Insight and Mellon and determined that the terms and conditions of the New Sub-Advisory Agreements are fair to, and in the best interests of, the Fund and its shareholders. Specifically, both Insight and Mellon have been engaged by the Adviser to serve as sub-advisers to the Fund.

As a matter of regulatory compliance, we are sending you this information statement. Please read this information statement carefully. It describes the current management structure of the Fund and the Trust, the terms of the New Sub-Advisory Agreements, factors considered by the Trust’s Board of Trustees in approving the New Sub-Advisory Agreements, and other related information.

The information statement is for your information only. You are not required to take any action. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The information statement is being mailed on or about September 3, 2025.

Should you have any questions or need additional information, please call the Fund collect at 1-212-464-2070.

Sincerely,

Gregory McNeil

President, Six Circles Trust

September 3, 2025

SIX CIRCLES TRUST

Six Circles Credit Opportunities Fund

383 Madison Avenue

New York, New York 10179

Collect (212) 464-2070

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.sixcirclesfunds.com.

This information statement is being furnished to shareholders of the Six Circles Credit Opportunities Fund (the “Fund”), a series of Six Circles Trust (the “Trust”), a Delaware statutory trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Trust and its investment adviser may rely. J.P. Morgan Private Investments Inc. (the “Adviser” or “JPMPI”) is the Fund’s investment adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval is generally required to enter into or materially amend sub-advisory agreements. The exemptive order permits the Adviser to enter into and materially amend sub-advisory agreements for the Fund, subject to approval of the Trust’s Board of Trustees (the “Board”), without also obtaining shareholder approval. This information statement is being furnished to notify you that the Adviser has entered into two new sub-advisory agreements for the Fund.

On July 10, 2025, the Adviser entered into an amended Investment Sub-Advisory Agreement with Insight North America LLP (“Insight”) (the “Amended Sub-Advisory Agreement”) and a new Investment Sub-Advisory Agreement with Mellon Investments Corporation (the “New Sub-Advisory Agreement” and together with the Amended Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). Pursuant to the New Sub-Advisory Agreements, both Insight and Mellon will serve as sub-advisers to the Fund.

The New Sub-Advisory Agreements were approved by the members of the Board (each, a “Trustee”), including a majority of the Trustees who are not parties to the agreement or “interested persons”, as defined in the 1940 Act, of any such parties (the “Independent Trustees”) at a meeting held on June 17, 2025. After careful consideration, the Board determined that entering into the New Sub-Advisory Agreements was in the best interests of the Fund and its shareholders and approved the New Sub-Advisory Agreements. The New Sub-Advisory Agreements are substantially similar to the existing sub-advisory agreements between the Adviser and the Fund’s current sub-advisers. For more information about the New Sub-Advisory Agreements and related matters, please review this information statement, the original sub-advisory agreement and amendment with respect to Insight, attached as

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Annexes A and B, as well as the New Sub-Advisory Agreement with respect to Mellon, attached as Annex C.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

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THE ADVISORY AGREEMENT

The Trust has retained the Adviser to act as investment adviser to the Six Circles Credit Opportunities Fund (the “Fund”) pursuant to an Investment Advisory Agreement with the Six Circles Trust (the “Trust”) dated June 22, 2018, as amended to add the Fund as a series, as of July 27, 2020 (the “Advisory Agreement”). Under the Advisory Agreement, subject to the general supervision of the Board, the Adviser is responsible for managing the investment operations of the Fund and the composition of the holdings of the Fund. Except as delegated to one or more sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”), as discussed below, the Adviser is responsible for managing the purchase, retention and disposition of the Fund’s investments. The Sub-Advisors may allocate assets to certain affiliates under sub-sub-advisory arrangements (each, a “Sub-Sub-Adviser” and, together, the “Sub-Sub-Advisers”).

As compensation for the services rendered, the Fund has agreed to pay the Adviser a management fee of 0.75% as a percentage of average daily net assets. The Adviser has contractually agreed through at least April 30, 2026, to waive any of its management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers (the “Management Fee Waiver”). Thereafter, the Management Fee Waiver will continue for subsequent one-year terms unless terminated in accordance with its terms. Additionally, the Adviser has contractually agreed through at least April 30, 2026, to reimburse Fund expenses in excess of certain thresholds.

During the prior fiscal year, the aggregate amount of investment advisory fees paid by the Fund to the Adviser was $60,502,000 before fee waivers and $0 after fee waivers.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The investment advisory services that the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund.

The Advisory Agreement will remain effective for a two-year term unless sooner terminated and can continue in effect for successive periods of twelve months if approved at least annually in conformity with the requirements of the 1940 Act. The Advisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Trustees or by vote of a majority of the shareholders of the Fund on 60 days’ written notice to the Adviser or

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by the Adviser at any time on 90 days’ written notice to the Trust. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on June 17, 2025, with respect to all series of the Trust.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 277 Park Avenue, New York, New York 10017. The Adviser is a wholly-owned subsidiary of JPMorgan Chase Holdings LLC, which is a wholly-owned subsidiary of JPMorgan Chase & Co.

INVESTMENT PROCESS

In accordance with its responsibilities under the Advisory Agreement, the Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among multiple Sub-Advisers retained by the Adviser. (Additionally, the Sub-Advisers may in turn allocate to one or more additional Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser.) The Adviser may adjust allocations to the Sub-Advisers or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders on behalf of the Fund for such transactions. However, the Adviser reserves the right to instruct the Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Adviser serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Board. In this capacity, the Adviser: (i) evaluates, selects, and recommends Sub-Advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the Sub-Advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the Sub-Advisers; and (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions. Pursuant to the exemptive order, shareholder approval is not required to hire, terminate or replace Sub-Advisers except in the case of certain affiliates of the Adviser.

Sub-Adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the Sub-Advisers’ people, process, philosophy and performance. In selecting Sub-Advisers, the Adviser will consider a variety of factors and attributes related to such Sub-Advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

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•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a Sub-Adviser’s returns to broader markets and other Sub-Advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

THE SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

Summary of Current Sub-Advisory and Sub-Sub-Advisory Agreements

In addition to Insight and Mellon, the following firms currently serve as Sub-Advisers to the Fund pursuant to Investment Sub-Advisory Agreements (the “Existing Sub-Advisory Agreements”) between the Adviser and each Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), Muzinich & Co., Inc. (“Muzinich”) and Pacific Investment Management Company LLC (“PIMCO”). Each of BlackRock, PGIM and RBC GAM (UK) have entered into sub-sub-advisory agreements (each, a “Sub-Sub-Advisory Agreement”, and together, the “Sub-Sub-Advisory Agreements”) with BlackRock International Limited (“BIL”), PGIM Limited (“PGIML”) and RBC Global Asset Management (US) Inc. (“RBC GAM (US)”), respectively (each, a “Sub-Sub-Adviser”, and together, the “Sub-Sub-Advisers”). The Existing Sub-Advisory Agreements and Sub-Sub-Advisory Agreements were initially approved by the Trustees, including a majority of the Independent Trustees, on June 30, 2020 (with the exception of the Lord Abbett, PIMCO, RBC GAM (UK) and Muzinich Sub-Advisory Agreements and RBC GAM (US) Sub-Sub-Advisory Agreement), November 18, 2020 (with respect to the Lord Abbett Sub-Advisory Agreement), March 3, 2021 (with respect to RBC GAM (UK) and Muzinich Sub-Advisory Agreements) and March 19, 2024 (with respect to the RBC GAM (US) Sub-Sub-Advisory Agreement), and became effective on August 19, 2020, November 20, 2020, March 12, 2021 and June 6, 2024, respectively. Each Existing Sub-Advisory Agreement (with the exception of the Lord Abbett, PIMCO, RBC GAM (UK) and Muzinich Sub-Advisory Agreements) and Sub-Sub-Advisory Agreements (with the exception of the RBC GAM (US) Sub-Sub-Advisory Agreement) was approved by the initial shareholder of the Fund on August 19, 2020. Additionally, with approval of the Board, the Adviser has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for the Fund, to be utilized as needed in certain transitional or trading circumstances involving the Fund’s Sub-Advisers. As of the date hereof, RIIS is not managing any assets of the Fund.

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BlackRock, PGIM, BIL, PGIML, Lord Abbett, PIMCO, RBC GAM (UK), Muzinich, RBC GAM (US) and RIIS are each independent of the Adviser.

Each Sub-Adviser is responsible for the day-to-day investment decisions of its portion of the Fund, subject to the investment policies, restrictions and guidelines of the Fund and the supervision of the Board and the Adviser. Each Sub-Adviser is responsible for determining the amount of Fund assets allocated to its respective Sub-Sub-Adviser.

Each Existing Sub-Advisory Agreement and Sub-Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. Each Existing Sub-Advisory Agreement and Sub-Sub-Advisory Agreement may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act). Each Existing Sub-Advisory Agreement may be terminated without penalty at any time by: (i) the Adviser upon 61 days’ written notice; (ii) the Board upon 60 days’ written notice; (iii) vote of the holders of a majority of the Fund’s shares; (iv) by the applicable Sub-Adviser upon 60 days’ written notice; or (v) upon termination of the Advisory Agreement. Under the terms of the Sub-Sub-Advisory Agreement between PGIM and PGIML, the agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (ii) by the Adviser or PGIM or PGIML at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Sub-Sub-Advisory Agreement between PGIM and PGIML will also terminate upon the termination of the Existing Sub-Advisory Agreement between the Adviser and PGIM or the termination of the Advisory Agreement. Under the terms of the Existing Sub-Sub-Advisory Agreement between BlackRock and BIL, the agreement may be terminated (i) by the Trust or BlackRock at any time, without the payment of any penalty, upon giving BIL 60 days’ notice (which notice may be waived by BIL), provided that such termination by the Trust or BlackRock shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote; or (ii) by BIL on 60 days’ written notice (which notice may be waived by the Trust and BlackRock), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and BlackRock. Under the terms of the Sub-Sub-Advisory Agreement between RBC GAM (UK) and RBC GAM (US), the agreement may be terminated at any time by either party on 60 days’ written notice. Each Existing Sub-Advisory Agreement and Sub-Sub-Advisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Under the terms of the Existing Sub-Advisory Agreements, the Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or the Adviser (and, in one case, the Trust) in connection with the matters to which the Existing Sub-Advisory Agreements relate, except a loss resulting from the applicable Sub-Adviser’s willful misfeasance, bad faith or gross negligence (or, in one case, negligence) on its part in

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the performance of the applicable Sub-Adviser’s duties under the applicable Existing Sub-Advisory Agreement, or from reckless disregard by the applicable Sub-Adviser of its obligations and duties under the applicable Existing Sub-Advisory Agreement or from its material breach of the applicable Existing Sub-Advisory Agreement. In addition, under the Existing Sub-Advisory Agreements, the Adviser and the Sub-Advisers have agreed to indemnify each other in certain circumstances.

Under the terms of the BlackRock Sub-Sub-Advisory Agreement, BIL is not liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or BlackRock in connection with the matters to which the BlackRock Sub-Sub-Advisory Agreement relates, except a loss resulting from BIL’s breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the BlackRock Sub-Sub-Advisory Agreement.

Under the terms of the PGIM Sub-Sub-Advisory Agreement, PGIML is not liable for any error of judgment or for any loss suffered by the Fund, PGIM or the Adviser in connection with the matters to which the Sub-Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PGIML’s part in the performance of its duties or from its reckless disregard of its obligations and duties under the Sub-Sub-Advisory Agreement. In addition, under the PGIML Sub-Sub-Advisory Agreement, PGIM and PGIML have agreed to indemnify each other in certain circumstances.

Under the terms of the RBC GAM (UK) Sub-Sub-Advisory Agreement, RBC Gam (US) is not liable for any error of judgment or mistake of law or for any loss suffered by RBC GAM (UK), Fund, or the Adviser in connection with the matters to which the Sub-Sub-Advisory Agreement relates, except a loss resulting from RBC GAM (US)’s willful misfeasance, bad faith or negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Sub-Sub-Advisory Agreement or from its material breach of the agreement.

The Sub-Advisers are each paid monthly by the Adviser a fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively. The Sub-Sub-Advisers are each paid a fee by its respective Sub-Adviser.

During the prior fiscal year, the Adviser paid the following aggregate fees to the Sub-Advisers:

$17,595,000 or 0.22% *

The Trust expects that differences in investment returns among the portions of the Fund managed by different Sub-Advisers will cause the actual percentage of the Fund’s assets managed by each Sub-Adviser to vary over time. The Adviser may reallocate assets from one Sub-Adviser to another when deemed in the best interests of the Fund and its shareholders.

*	Represents the aggregate sub-advisory fees paid by the Adviser as a percentage of the Fund’s average daily net assets.

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Amended Sub-Advisory Agreement with Insight and New Sub-Advisory Agreement with Mellon

As noted above, the Adviser has engaged Insight as a Sub-Adviser to the Fund, pursuant to the Amended Sub-Advisory Agreement. A copy of the original Sub-Advisory Agreement between the Adviser and Insight is attached hereto as Annex A, along with an amendment to the original Sub-Advisory Agreement, which is attached hereto as Annex B. Similarly, as noted above, the Adviser has engaged Mellon as a Sub-Adviser to the Fund, pursuant to the New Sub-Advisory Agreement, a copy of which is attached hereto as Annex C. Insight and Mellon are both independent of the Adviser and will discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”) and is registered with the SEC as an investment adviser. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investments” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of March 31, 2025, Insight had assets under management totaling approximately $137.9 billion. Additionally, Mellon is also an indirect wholly-owned subsidiary of BNY and is registered with the SEC as an investment adviser. Mellon is headquartered at 500 Ross Street, Pittsburgh, PA 15258. As of March 31, 2025, Mellon had assets under management totaling approximately $901.6 billion. BNY is a publicly traded financial holding company.

Specifically, both Insight and Mellon will use their own proprietary and external research and securities selection process to manage each of their allocated portions of the Fund’s assets. Insight and Mellon, like the other Sub-Advisers, will be responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Insight and/or Mellon as needed on certain Fund transactions and to manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a subadvisor’s resignation or removal. The following is a summary of each of Insight’s and Mellon’s investment approach:

Insight — Global Aggregate Investment Grade Corporates & High Yield

With respect to its allocated portion of the Fund, Insight will systematically invest in global high yield and investment grade corporate credit fixed income. The investment process will begin with targeting the risk exposures of an underlying benchmark. A stratified sampling approach is then used to select bonds that match the major risk characteristics of the benchmark (e.g., duration, quality, sector, industry, yield, market beta, etc.). Insight will utilize proprietary alpha drivers in the sampling to screen out or avoid overweighting bonds which are deemed lower quality or expensive (or generally undesirable by our quantitative factors). Insight seeks to utilize diversified insights designed to provide a stable performance in most markets. Insight will utilize fundamental and market data to identify firms that may have trouble servicing their debt. As part of its investment process, Insight leverages the pioneering work by Robert Merton (Merton Model) to construct a proprietary value model. It uses equity market cap, equity implied volatility, and a firm’s balance sheet as three key inputs for

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this purpose. For companies who do not have underlying equity, Insight utilizes sophisticated regression-based techniques to determine value. Insight will utilize structural themes to seek to exploit additional market opportunities, including new issues, fallen angels, credit default swap indices (“CDX”)/cash bond tradeoff, and income harvesting. Overall, across all strategies, Insight will seek to closely match the risk exposure of the benchmark along all key risk dimensions. To efficiently and cost effectively handle cashflows, Insight sources inventory from the exchange-traded funds (“ETF”) ecosystem (where available). In the illiquid category including high yield credit, Insight utilizes its credit portfolio trading (or bond basket trading) approach. Insight carefully weighs the benefits of continuing to hold a bond with the cost to trade when evaluating these issues.

Mellon — Passive US Investment Grade Corporates

With respect to its allocated portion of the Fund, Mellon will seek to replicate the overall risk characteristics of specific benchmarks predominately investing in corporate securities rated BBB- or higher by S&P or Fitch and/or Baa3 by Moody’s, unless the benchmark’s methodology dictates otherwise. For each benchmark, Mellon will seek to replicate the overall risk characteristics of the benchmark while minimizing tracking error volatility and the performance drag from transaction costs by only investing in index-eligible securities. Mellon employs a stratified sampling approach by selecting subsets of the benchmark’s securities so that the aggregate risk metrics of duration, yield/spread, sector, and quality are tightly controlled relative to the benchmark. Specifically:

•	with respect to rates, Mellon will seek to match the overall duration but also seek to neutralize points along the curve (key rates durations);

•	with respect to spread, Mellon will seek to match the overall spread but also seek to match the spread within subsectors and the full quality spectrum of the benchmark; and

•	with respect to the “idiosyncratic”, Mellon will seek diversification with respect to both the number of bonds and issuers to mitigate this risk.

The New Sub-Advisory Agreements will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. Each may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each New Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by: (i) the Adviser upon 61 days’ written notice; (ii) the Board upon 60 days’ written notice; (iii) vote of the holders of a majority of the Fund’s shares; (iv) by Insight or Mellon, as applicable, upon 60 days’ written notice; or (v) upon termination of the Advisory Agreement. Under the terms of the New Sub-Advisory Agreements, Insight and Mellon will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the New Sub-Advisory Agreements relate, except a loss resulting from such sub-advisor’s willful misfeasance, bad faith or gross negligence (or in the case of the Mellon Agreement,

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negligence) on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Agreements or from their material breach of the New Sub-Advisory Agreements. In addition, under the New Sub-Advisory Agreements, the Adviser and both Insight and Mellon, respectively, have agreed to indemnify each other in certain circumstances.

Insight and Mellon will each be paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund allocated to Insight and Mellon respectively. The fees paid to Insight and Mellon under the New Sub-Advisory Agreements are not paid by the Fund but are paid by the Adviser out of the advisory fees the Adviser receives from the Fund. There is no change in the gross advisory fee payable by the Fund as a result of the addition of Insight and Mellon as Sub-Advisers to the Fund.

The investment advisory services that Insight and Mellon will each provide to the Fund are not exclusive under the terms of the New Sub-Advisory Agreements. Both Insight and Mellon are free to and do render similar investment advisory services to others. For more information about the original Sub-Advisory Agreement with respect to Insight, a related amendment with respect to Insight and the New Sub-Advisory Agreement with respect to Mellon, please review the relevant agreements attached to this information statement as Annex A, Annex B and Annex C.

Portfolio Managers at Insight

The table below lists the individuals who currently serve as portfolio managers for the portion of the Fund’s assets allocated to Insight.

SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

Insight	Paul Benson	Paul Benson, CFA, CAIA, is Head of Systematic Fixed Income at Insight. Mr. Benson has 30 years’ experience in the investment industry. He joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2005 and has been Head of the Systematic Fixed Income Team since 2015. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. Based in San Francisco, Mr. Benson and his team of portfolio managers, researchers and traders pioneered the development of highly implementable systematic fixed income strategies by combining innovative model driven alpha research with cutting-edge trading technology. Before becoming Head of

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
the Systematic Fixed Income Team, Mr. Benson was a senior portfolio manager responsible for the yield curve arbitrage strategy within global asset allocation portfolios. Additionally, he engineered and built the process to automate fixed income portfolio rebalancing and improve operational risk control. Prior to joining Mellon Investments, Mr. Benson was a senior fixed income portfolio associate at Pacific Investment Management Company (PIMCO), where he analyzed, implemented and managed active US and global fixed income portfolios. Previously, he was a trader at Westdeutsche Landesbank Tokyo, where he built the interest rate swaps trading desk, and a trader at Bankers Trust Tokyo, where he ran the Japanese government bond book. Both positions included market making and proprietary trading. Mr. Benson received a BA from University of Michigan at Ann Arbor. He is a CFA charterholder and is a member of the CFA Institute.

	Stephanie Shu	Stephanie Shu, CFA, is a Senior Portfolio Manager, Systematic Fixed Income at Insight. Stephanie joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2000 and has been in the investment industry since 1997. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. As a senior portfolio manager, Ms. Shu is responsible for designing and managing systematic fixed income strategies, which include emerging

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
markets local debt, global investment grade credit, fallen angel and global high yield strategies. Ms. Shu works closely with the fixed income research team for all quantitative model designs. Prior to joining Mellon Investments, Ms. Shu worked at Gifford Fong Associates where she managed a staff of 15 people responsible for the development of financial risk analytics. She earned an MS in finance and mathematics from Texas A&M University. Stephanie is a CFA charterholder and is a member of the CFA Institute.

Insight acts as an adviser and/or a sub-adviser to other funds whose investment objectives are similar to the Fund’s, as shown in the table below.

Name of Fund	Size of Fund as of December 31, 2024	Contractual Management Fee
BNY Mellon High Yield ETF (BKHY)	$345,368,643	0.22%

Principal Executive Officers and Directors of Insight

The table below presents information about the principal executive officer and directors of Insight. The address for each of the persons listed below, as it relates to his and/or her duties with Insight, is the same as that of Insight. The address of Insight is 200 Park Avenue, New York, New York 10166.

Name	Position with Sub-Adviser and Principal Occupation
David Leduc	Chief Executive Officer, North America
Mark Stancombe	Manager
Vivek Nayar	General Counsel
Daniel Haff	Chief Compliance Officer
John Miller	Manager
James Parsons	Chief Operating Officer
Brendan Murphy	Head of Fixed Income
Michele Saraceni	Head of Finance
Raman Srivastava	Chief Executive Officer

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Portfolio Managers at Mellon

The table below lists the individuals who currently serve as portfolio managers for the portion of the Fund’s assets allocated to Mellon.

SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

Mellon	Marlene Walker Smith	Marlene Walker Smith is the Chief Investment Officer for Mellon. Ms. Smith leads the team of equity and fixed income index portfolio managers managing US and non-US index portfolios. She is responsible for the refinement and implementation of the entire index portfolio management process. Previously, Ms. Smith served as the Head of Equity Portfolio Management, responsible for US and non-US equity indexing portfolios. Ms. Smith also served as a senior portfolio manager within the equity index team and prior to joining the equity index team was an equity trader for the firm. Prior to joining the firm in 1995, Ms. Smith was an equity trader for Banc One Investment Advisors Corporation. In addition, Ms. Smith was the brokerage services manager for Mid Atlantic Capital Corporation. Her responsibilities included working with portfolio managers and clients to implement equity and fixed income strategies. Ms. Smith has been in the investment industry since 1990. Ms. Smith is a member of the FTSE Russell Americas Regional Equity Advisory Committee and provides input on index methodology and large events to industry index providers on behalf of Mellon’s clients. In addition, she is a member of Women in ETFs. Ms. Smith earned an MBA in finance from the Katz Graduate School of Business, University of Pittsburgh and

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
a BA in history and Russian from Washington & Jefferson College. She is a member of P.E.O. International, Chapter BN. P.E.O. is a philanthropic organization supporting women. P.E.O. provides financial support to women pursuing higher education.

	William Newton	William Newton is a Vice President and Portfolio Manager at Mellon. Mr. Newton is responsible for domestic and international fixed income index portfolio management. Mr. Newton began at BNY in 2012 as a portfolio analyst responsible for overseeing implementation across emerging market debt, core and core plus fixed income, and interest rate strategies. Prior to becoming a portfolio manager, Mr. Newton worked as a quantitative research analyst responsible for modeling valuations and asset allocations as well as modeling risk, ratings, and ESG factors for developed and emerging market economies. Mr. Newton began his career as a trading assistant for Rampart Investment Management, Co. Bill earned his BA from St. Lawrence University and holds the CFA® designation. He has been in the investment industry since 2006.

	Tracy Lynn Gregory	Tracy Lynn Gregory is a Vice President and Portfolio Manager at Mellon. Ms. Gregory is responsible for managing fixed income portfolios which include government, credit, aggregate, and international funds. Prior to this, she was responsible for trading and portfolio management of short duration portfolios at Mellon Bond Associates and Standish Mellon

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Asset Management Company, LLC. The funds she managed had various strategies and invested in fixed income securities with maturities out to five years. Her previous positions at BNY include Financial Analyst for the Corporate Trust and Corporate Banking departments, where she reported to senior management on all aspects of the department. She also worked in the accounting and finance areas of Westinghouse. Ms. Gregory has an MBA from Duquesne University and a BS from Robert Morris University.

Mellon does not currently act as an adviser and/or a sub-adviser to other registered investment companies whose investment objectives are similar to the Fund’s.

Principal Executive Officers and Directors of Mellon

The table below presents information about the principal executive officer and directors of Mellon. The address for each of the persons listed below, as it relates to his or her duties with Mellon, is the same as that of Mellon. The address of Mellon is 500 Ross Street, Pittsburgh, PA 15258.

Name	Position with Sub-Adviser and Principal Occupation
Stephanie Pierce	Chief Executive Officer
Lori Najjar	Chief Compliance Officer
Kimberly Mackenzie-Perman	Chief Financial Officer

Board Review and Approval of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements were approved by the Board, including a majority of the Independent Trustees, at a meeting on June 17, 2025 (the “Meeting”). The Board believes that the terms and conditions of the New Sub-Advisory Agreements are fair to, and in the best interests of, the Fund and its shareholders.

Each of Insight and Mellon had been sent letters on behalf of the Independent Trustees requesting detailed information from the prospective sub-advisers in connection with the proposed New Sub-Advisory Agreements in an effort to observe the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the sub-advisers furnish, such information as may be necessary to evaluate the terms of the proposed agreements. Both Insight and Mellon responded to the information request and provided

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memoranda and related materials and information for consideration by the Trustees, which were provided to the Board. Representatives of each of Insight and Mellon also participated in the Meeting, at which the Board discussed the proposed arrangements with both Insight and Mellon extensively. The Trustees also discussed the proposed New Sub-Advisory Agreements in an executive session of the Meeting with independent legal counsel at which no representatives of the Adviser, Insight or Mellon were present.

Approval of Amendment to Sub-Advisory Agreement with Insight North America LLC for Six Circles Credit Opportunities Fund

Materials Requested Prior to the Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray” or “Independent Legal Counsel”), counsel to the Independent Trustees, had prepared letters on behalf of the Independent Trustees requesting information from the Adviser and Insight in connection with a proposed amendment to the Sub-Advisory Agreement between the Adviser and Insight (the “Amended Sub-Advisory Agreement”) to add the Fund and retain Insight as sub-adviser to a new sleeve of the Fund’s portfolio that will invest in global aggregate investment grade and global high yield debt strategies (the “Insight Sleeve”).

The requests were designed to address the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the Adviser and Insight furnish, such information as may be reasonably necessary to evaluate the terms of the Amended Sub-Advisory Agreement. The Adviser and Insight responded to the information requests and provided memoranda and related materials and exhibits for consideration by the Trustees, which were provided to the Trustees in advance of the Meeting and included in the Meeting Materials (together, the “15(c) Materials”). As applicable, certain of the 15(c) Materials were provided by the Adviser and Insight in connection with the Board’s contemporaneous 2025 annual review and approval of the continuance of the Adviser’s investment advisory agreement with the Trust (the “Advisory Agreement”) and the Insight Sub-Advisory Agreement with respect to other series of the Trust, which also took place at the Meeting.

Set forth below is a summary of the material factors evaluated by the Trustees that formed the basis for the Board’s approval of the Amended Sub-Advisory Agreement relating to the Fund and the Insight Sleeve. The Trustees’ conclusions as to the approval of the Amended Sub-Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees. In deciding whether to approve the Amended Sub-Advisory Agreement, the Trustees did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. In considering the Amended Sub-Advisory Agreement for approval, the Trustees reviewed the 15(c) Materials and related exhibits and other information which included, among other items, the terms of the Amended Sub-Advisory Agreement, comparative fee and expense information, comparative performance information, fee

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schedules and composite performance information with respect to the J.P. Morgan managed accounts and related strategies that invest in the Fund, descriptions of various portfolio management and other services and functions to be performed by the Adviser and Insight for the Insight Sleeve, information regarding the Adviser’s and Insight’s compliance policies and procedures applicable to the Fund and the Insight Sleeve, balance sheet and/or other financial information regarding JPMPI and Insight, information regarding estimated profitability to JPMPI from its relationship with the Fund taking into account the Insight Sleeve, information regarding potential economies of scale, and information regarding potential ancillary or “fall out” benefits to the Adviser and its affiliates or Insight and its affiliates from their relationships with the Fund and the Insight Sleeve. The Trustees also reviewed a memorandum prepared by Independent Legal Counsel regarding the responsibilities of the Trustees in considering the approval of advisory and sub-advisory agreements under applicable law.

Review Process. Following receipt and review of the 15(c) Materials, the Independent Trustees and Ropes & Gray held a video call, during which the 15(c) Materials and the related Amended Sub-Advisory Agreement were considered and discussed. The Trustees also received presentations from representatives of the Adviser and Insight regarding the Insight Sleeve and the Amended Sub-Advisory Agreement at the Meeting, during which management representatives responded to questions and any outstanding follow-up requests regarding the 15(c) Materials. As part of the review process, the Independent Trustees discussed the Amended Sub-Advisory Agreement during executive sessions held with Independent Legal Counsel at which no representatives of management were present.

Nature, Extent and Quality of Services. The Trustees considered the depth and quality of the investment management process of Insight to be used for the Insight Sleeve, including the experience and capabilities of Insight’s senior management, investment and other personnel, and the overall financial strength and stability of Insight. The Trustees reviewed the nature and quality of Insight’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel who would be responsible for the Insight Sleeve. The Trustees noted that they previously reviewed and approved the compliance program and code of ethics of Insight based on the review and input from the Fund’s Chief Compliance Officer, who had represented that no material changes had been made to Insight’s program as it would be applied to services for the Insight Sleeve under the Amended Sub-Advisory Agreement. The Board noted the certificates previously received from Insight regarding its compliance program and code of ethics, which represented that Insight has compliance policies and procedures in place that are reasonably designed to prevent violations of the U.S. federal securities laws and that Insight has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from engaging in certain specified conduct and violating the code of ethics.

Investment Performance. The Insight Sleeve had no performance history to be reviewed by the Trustees. In considering the Amended Sub-Advisory Agreement, the Trustees did, however, consider performance information regarding relevant funds and client accounts managed by Insight that have comparable investment objectives, strategies and risks to those

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of the Insight Sleeve. The Trustees also considered information provided with the 15(c) Materials and throughout the year by the Adviser with respect to its diligence, selection and monitoring of the performance of Insight, as an existing sub-adviser for another series of the Trust. The Trustees also considered the results of the reviews of the performance of Insight by the J.P. Morgan Investment Performance Governance Committee (“IPGC”), a separate committee within JPM responsible for providing ongoing oversight of third party investment strategies, and related reports provided by IPGC to the Board throughout the year. The Board took into account indications from IPGC that it has been satisfied with the performance of Insight as sub-adviser for another series of the Trust.

Fees and Total Expenses. The Trustees considered comparative fee and expense information relating to the Fund provided in connection with the Board’s approval of the Advisory Agreement and other sub-advisory agreements for the Fund at the Meeting. In doing so, the Trustees took into account a number of factors, including the type and complexity of the services to be provided to the Fund and the Insight Sleeve, the estimated cost of providing such services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to investors in the Fund. The Trustees considered, as further noted below, that JPMPI has agreed to waive any advisory fees that exceed the aggregate sub-advisory fees JPMPI is contractually required to pay to the Fund’s sub-advisers, such that the level of actual management fees payable by the Fund to JPMPI will vary over time based on the blended rate of the differing sub-advisory fee rates payable to the sub-advisers and how the Fund’s assets are allocated from time to time for investment among the sub-advisers. Taking this and other information into account, the Trustees noted that the Fund’s estimated actual management fees and total expenses (net of waivers), assuming and taking into account the addition of Insight Sleeve, would continue to be significantly below the average and median fees and expenses of peer funds in both the Broadridge peer group and peer universe provided in connection with the Board’s approval of the Advisory Agreement at the Meeting.

The Trustees considered various other information regarding the proposed sub-advisory fee rate to be paid to Insight under the Amended Sub-Advisory Agreement with respect to the Insight Sleeve and found the proposed rate to be reasonable, taking into account the complexity of investment program and strategies to be used for the Insight Sleeve, among other information. In this regard, the Trustees noted that the Adviser, and not the Fund, will pay Insight for its services to the Fund out of the advisory fees the Adviser receives from the Fund under the Advisory Agreement. The Trustees also took into account that the Adviser has contractually agreed to (i) reimburse expenses to the Fund to the extent its total expense ratio exceeds 0.95% of the Fund’s average daily net assets and (ii) waive any advisory fees that exceed the aggregate sub-advisory fees the Adviser is contractually required to pay to the sub-advisers to the Fund (such that the Adviser does not retain any advisory fees it receives from the Fund), and that these arrangements would continue to remain in place and apply following approval of the Amended Sub-Advisory Agreement and the addition of the Insight Sleeve. In addition, the Trustees reviewed the fee rates charged by Insight to funds or accounts with comparable investment objectives and strategies as those of the Insight Sleeve identified by Insight, noting the Adviser’s views regarding the limitations of fee comparisons

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to other funds and separately managed accounts that are not registered under the 1940 Act and/or are not publicly offered, in light of the differences in the types and scope of services provided to the Fund compared to those provided to such other funds and accounts. Additionally, the Trustees noted the most-favored nations fee provision to be observed by Insight included in the Insight Sub-Advisory Amendment and the Amended Sub-Advisory Agreement, which will help to ensure that sub-advisory fee rates paid to Insight with respect to the Fund are no higher than the rates Insight charges to similar clients.

Adviser Costs, Level of Profits and Economies of Scale. The Trustees considered the estimated profits to be realized by the Adviser with respect to the Insight Sleeve based on profitability information included in the 15(c) Materials and related materials discussed during the Meeting. Among other information, the Trustees considered the Fund’s operating expenses and the estimated cost to the Adviser of providing services to the Fund. They also considered the impact of the expense limitation agreement and fee waiver agreement observed by the Adviser with respect to the Fund on its estimated profitability and that such arrangements would apply to the Insight Sleeve. The Trustees took into account that JPMPI’s estimates indicate that it has been unprofitable to date with respect to the Fund and will continue to be unprofitable for at least the upcoming year following the addition of the Insight Sleeve. The Trustees also took into account that, although JPMPI has not realized direct profits with respect to the Fund, J.P. Morgan and its affiliates could be profitable with respect to the managed accounts that invest in the Fund and the Trustees received related information and input from JPMPI in this regard.

The Trustees also took into account that the Adviser does not retain any of the advisory fees it receives from the Fund and has to date been unprofitable with respect to its management of the Fund itself, and that this is expected to continue following the addition of the Insight Sleeve. The Trustee noted, however, that the Adviser and its affiliates receive fees for managing the J.P. Morgan managed accounts that invest in the Fund. In this regard, the Trustees discussed with management possible approaches to estimating any imputed profitability to the Adviser or J.P. Morgan from their operation of the Fund taking into account the managed account fees they receive that are attributable to assets invested in the Fund and related expenses, and reviewed related information provided by the Adviser. In this regard, the Trustees took into account the Adviser’s representation that J.P. Morgan would continue to receive the same level of fees from its managed accounts whether the accounts invested in the Fund or in other funds and/or individual securities.

The Trustees further noted that the advisory fee rates paid by the Fund to the Adviser do not have breakpoints, but due to the Fund’s fee waiver arrangements, JPMPI does not retain any portion of the advisory fees paid by the Fund and also observes expense limitation arrangements for the Fund, which may allow the Fund to benefit from economies of scale. The Trustees also took into account that the sub-advisory fee rate to be paid to Insight under the Amended Sub-Advisory Agreement does not include breakpoints.

Ancillary Benefits. The Trustees also considered whether the Adviser and/or Insight or any of their affiliates may receive other ancillary or “fall out” benefits as a result of their relationships with the Fund and the Insight Sleeve. The Trustees considered that the Fund (including with the addition of the Insight Sleeve) benefits the Adviser and its affiliates by

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enhancing the current discretionary product offerings to J.P. Morgan Private Bank, J.P. Morgan Securities and Chase Wealth Management clients. The Trustees considered that the Fund and the Insight Sleeve serves to expand JPMPI’s CIO investment opportunities, expand their capacity to invest, and reduce unintended portfolio dispersion. The Trustees also considered that, apart from the Adviser, which does not retain any fees under the Advisory Agreement for managing the Fund, the Fund does not engage any JPMPI affiliates as Fund service providers. The Trustees noted that the Fund utilizes unaffiliated/third-party service providers for administration, custody, audit and other services. In this regard, the Trustees took into account the Adviser’s representation that no JPMPI affiliate directly profits financially from the Fund itself.

The Trustees also considered that the Adviser and/or its affiliates do receive portfolio management fees (“PMFs”) outside of the Fund based on funds held in the Adviser’s discretionary client accounts, including with respect to assets attributable to shares of the Fund held in such accounts. The Trustees took into account, however, the Adviser’s representation that it or its affiliates would receive these PMFs independent of whether the discretionary accounts allocated investments to the Fund or allocated the same assets to a third-party fund or other investments.

The Trustees additionally considered that Insight is not affiliated with any of the Fund’s service providers, and therefore does not benefit from those contractual relationships. The Trustees also considered the proprietary nature of the Fund and whether any benefits result to the Adviser by placing assets of J.P. Morgan managed account clients into the Fund. In addition, the Trustees considered whether the Adviser or its affiliates benefit from the Fund’s portfolio trading practices, noting that while the Adviser is affiliated with broker-dealers, no broker-dealer affiliate ordinarily executes portfolio transactions on behalf of the Fund.

Conclusions. After reviewing and considering these and other factors described herein, the Trustees concluded, in their reasonable business judgment, within the context of their overall conclusions regarding the Amended Sub-Advisory Agreement and based on information provided and related representations made by the Adviser and Insight, that they were satisfied that the fees payable to Insight under the Amended Sub-Advisory Agreement with respect to the Insight Sleeve represent reasonable compensation in light of the nature, extent and quality of services to be provided by Insight and that based on the information provided and taking into account the various assumptions made, the estimated profitability of the Adviser with respect to the Insight Sleeve (if any) did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Amended Sub-Advisory Agreement are fair and reasonable to the Fund, and approved the Amended Sub-Advisory Agreement.

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Approval of New Sub-Advisory Agreement with Mellon Investments Corporation for Six Circles Credit Opportunities Fund

Materials Requested Prior to the Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray” or “Independent Legal Counsel”), counsel to the Independent Trustees, had prepared letters on behalf of the Independent Trustees requesting information from the Adviser and Mellon in connection with a proposed new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between the Adviser and Mellon with respect to the Fund. Pursuant to the New Sub-Advisory Agreement, Mellon would serve as sub-adviser to a sleeve of the Fund’s portfolio designed to replicate the overall risk characteristics (i.e., beta) of a select group of U.S. investment grade corporate bond indices (the “Mellon Sleeve”). It was noted that the New Sub-Advisory Agreement would have an initial term of two years.

The requests were designed to address the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the Adviser and Mellon furnish, such information as may be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement. The Adviser and Mellon responded to the information requests and provided memoranda and related materials and exhibits for consideration by the Trustees, which were provided to the Trustees in advance of the Meeting and included in the Meeting Materials (together, the “15(c) Materials”). As applicable, certain of the 15(c) Materials were provided by the Adviser in connection with the Board’s contemporaneous 2025 annual review and approval of the continuance of the Adviser’s investment advisory agreement with the Trust (the “Advisory Agreement”) and other sub-advisory agreements for the Fund and other series of the Trust, which also took place at the Meeting.

Set forth below is a summary of the material factors evaluated by the Trustees that formed the basis for the Board’s approval of the New Sub-Advisory Agreement relating to the Fund and the Mellon Sleeve. The Trustees’ conclusions as to the approval of the New Sub-Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees. In deciding whether to approve the New Sub-Advisory Agreement, the Trustees did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. In considering the New Sub-Advisory Agreement for approval, the Trustees reviewed the 15(c) Materials and related exhibits and other information which included, among other items, the terms of the New Sub-Advisory Agreement, comparative fee and expense information, comparative performance information, fee schedules and composite performance information with respect to the J.P. Morgan managed accounts and related strategies that may invest in the Fund, descriptions of various portfolio management and other services and functions to be performed by the Adviser and Mellon for the Mellon Sleeve, information regarding the Adviser’s and Mellon’s compliance policies and procedures applicable to the Fund and the Mellon Sleeve, balance sheet and/or other financial information regarding JPMPI and Mellon, information regarding estimated profitability to JPMPI from its relationship with the Fund taking into account the Mellon Sleeve, information regarding potential economies of scale, and information regarding potential ancillary or “fall out”

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benefits to the Adviser and its affiliates or Mellon and its affiliates from their relationships with the Fund and the Mellon Sleeve. The Trustees also reviewed a memorandum prepared by Independent Legal Counsel regarding the responsibilities of the Trustees in considering the approval of advisory and sub-advisory agreements under applicable law.

Review Process. Following receipt and review of the 15(c) Materials, the Independent Trustees and Ropes & Gray held a video call, during which the 15(c) Materials and the related New Sub-Advisory Agreement were considered and discussed. The Trustees also received presentations from representatives of the Adviser and Mellon regarding the Mellon Sleeve and the New Sub-Advisory Agreement at the Meeting, during which management representatives responded to questions and any outstanding follow-up requests regarding the 15(c) Materials. As part of the review process, the Independent Trustees discussed the New Sub-Advisory Agreement during executive sessions held with Independent Legal Counsel at which no representatives of management were present.

Nature, Extent and Quality of Services. The Trustees considered the depth and quality of the investment management process of Mellon to be used for the Mellon Sleeve, including the experience and capabilities of Mellon’s senior management, investment and other personnel, and the overall financial strength and stability of Mellon. The Trustees reviewed the nature and quality of Mellon’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel who would be responsible for the Mellon Sleeve. The Trustees also considered and approved the compliance program and code of ethics of Mellon based on the review and input from the Fund’s Chief Compliance Officer. The Board noted the certificates received from Mellon regarding its compliance program and code of ethics, which represented that Mellon has compliance policies and procedures in place that are reasonably designed to prevent violations of the U.S. federal securities laws and that Mellon has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from engaging in certain specified conduct and violating the code of ethics.

Investment Performance. The Mellon Sleeve had no performance history to be reviewed by the Trustees. In considering the New Sub-Advisory Agreement, the Trustees did, however, consider performance information regarding relevant funds and/or client accounts managed by Mellon that have comparable investment objectives, strategies and risks to those of the Mellon Sleeve. The Trustees also considered information provided with the 15(c) Materials by the Adviser with respect to its diligence and selection process of Mellon as a proposed sub-adviser to the Fund for the Mellon Sleeve.

Fees and Total Expenses. The Trustees considered comparative fee and expense information relating to the Fund provided in connection with the Board’s approval of the Advisory Agreement and other sub-advisory agreements for the Fund at the Meeting. In doing so, the Trustees took into account a number of factors, including the type and complexity of the services to be provided to the Fund and the Mellon Sleeve, the estimated cost of providing such services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to investors in the Fund. The Trustees considered, as further noted below, that JPMPI has agreed to waive any advisory fees that exceed the aggregate sub-advisory fees JPMPI is contractually required

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to pay to the Fund’s sub-advisers, such that the level of actual management fees payable by the Fund to JPMPI will vary over time based on the blended rate of the differing sub-advisory fee rates payable to the sub-advisers and how the Fund’s assets are allocated from time to time for investment among the sub-advisers. Taking this and other information into account, the Trustees noted that the Fund’s estimated actual management fees and total expenses (net of waivers), assuming and taking into account the addition of the Mellon Sleeve, would continue to be significantly below the average and median fees and expenses of peer funds in both the Broadridge peer group and peer universe provided in connection with the Board’s approval of the Advisory Agreement at the Meeting.

The Trustees considered various other information regarding the proposed sub-advisory fee rate to be paid to Mellon under the New Sub-Advisory Agreement with respect to the Mellon Sleeve and found the proposed rate to be reasonable, taking into account the complexity of investment program and strategies to be used for the Mellon Sleeve, among other information. In this regard, the Trustees noted that the Adviser, and not the Fund, will pay Mellon for its services to the Fund out of the advisory fees the Adviser receives from the Fund under the Advisory Agreement. The Trustees also took into account that the Adviser has contractually agreed to (i) reimburse expenses to the Fund to the extent its total expense ratio exceeds 0.95% of the Fund’s average daily net assets and (ii) waive any advisory fees that exceed the aggregate sub-advisory fees the Adviser is contractually required to pay to the sub-advisers to the Fund (such that the Adviser does not retain any advisory fees it receives from the Fund), and that these arrangements would remain in place and continue to apply following approval of the New Sub-Advisory Agreement and the addition of the Mellon Sleeve. In addition, the Trustees reviewed the fee rates charged by Mellon to funds or accounts with comparable investment objectives and strategies as those of the Mellon Sleeve identified by Mellon, noting the Adviser’s views regarding the limitations of fee comparisons to other funds and separately managed accounts that are not registered under the 1940 Act and/or are not publicly offered, in light of the differences in the types and scope of services provided to the Fund compared to those provided to such other funds and accounts. Additionally, the Trustees noted the most-favored nations fee provision to be observed by Mellon included in the New Sub-Advisory Agreement, which will help to ensure that sub-advisory fee rates paid to Mellon with respect to the Fund are no higher than the rates Mellon charges to similar clients.

Adviser Costs, Level of Profits and Economies of Scale. The Trustees considered the estimated profits to be realized by the Adviser with respect to the Mellon Sleeve based on profitability information included in the 15(c) Materials and related materials discussed during the Meeting. Among other information, the Trustees considered the Fund’s operating expenses and the estimated cost to the Adviser of providing services to the Fund. They also considered the impact of the expense limitation agreement and fee waiver agreement observed by the Adviser with respect to the Fund on its estimated profitability and that such arrangements would apply to the Mellon Sleeve. The Trustees took into account that JPMPI’s estimates indicate that it has been unprofitable to date with respect to the Fund and will continue to be unprofitable for at least the upcoming year following the addition of the Mellon Sleeve. The Trustees also took into account that, although JPMPI has not realized direct profits with respect to the Fund, J.P. Morgan and its affiliates could be profitable with respect to the

23

managed accounts that invest in the Fund and the Trustees received related information and input from JPMPI in this regard.

The Trustees also took into account that the Adviser does not retain any of the advisory fees it receives from the Fund and has to date been unprofitable with respect to its management of the Fund itself, and that this is expected to continue following the addition of the Mellon Sleeve. The Trustee noted, however, that the Adviser and its affiliates receive fees for managing the J.P. Morgan managed accounts that invest in the Fund. In this regard, the Trustees discussed with management possible approaches to estimating any imputed profitability to the Adviser or J.P. Morgan from their operation of the Fund taking into account the managed account fees they receive that are attributable to assets invested in the Fund and related expenses, and reviewed related information provided by the Adviser. In this regard, the Trustees took into account the Adviser’s representation that J.P. Morgan would continue to receive the same level of fees from its managed accounts whether the accounts invested in the Fund or in other funds and/or individual securities.

The Trustees further noted that the advisory fee rates paid by the Fund to the Adviser do not have breakpoints, but due to the Fund’s fee waiver arrangements, JPMPI does not retain any portion of the advisory fees paid by the Fund and also observes expense limitation arrangements for the Fund, which may allow the Fund to benefit from economies of scale. The Trustees also took into account that the sub-advisory fee rate to be paid to Mellon under the New Sub-Advisory Agreement does not include breakpoints.

Ancillary Benefits. The Trustees also considered whether the Adviser and/or Mellon or any of their affiliates may receive other ancillary or “fall out” benefits as a result of their relationships with the Fund and the Mellon Sleeve. The Trustees considered that the Fund (including with the addition of the Mellon Sleeve) benefits the Adviser and its affiliates by enhancing the current discretionary product offerings to J.P. Morgan Private Bank, J.P. Morgan Securities and Chase Wealth Management clients. The Trustees considered that the Fund and the Mellon Sleeve serves to expand JPMPI’s CIO investment opportunities, expand their capacity to invest, and reduce unintended portfolio dispersion. The Trustees also considered that, apart from the Adviser, which does not retain any fees under the Advisory Agreement for managing the Fund, the Fund does not engage any JPMPI affiliates as Fund service providers. The Trustees noted that the Fund utilizes unaffiliated/third-party service providers for administration, custody, audit and other services. In this regard, the Trustees took into account the Adviser’s representation that no JPMPI affiliate directly profits financially from the Fund itself.

The Trustees also considered that the Adviser and/or its affiliates do receive portfolio management fees (“PMFs”) outside of the Fund based on funds held in the Adviser’s discretionary client accounts, including with respect to assets attributable to shares of the Fund held in such accounts. The Trustees took into account, however, the Adviser’s representation that it or its affiliates would receive these PMFs independent of whether the discretionary accounts allocated investments to the Fund or allocated the same assets to a third-party fund or other investments.

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The Trustees additionally considered that Mellon is not affiliated with any of the Fund’s service providers, and therefore does not benefit from those contractual relationships. The Trustees also considered the proprietary nature of the Fund and whether any benefits result to the Adviser by placing assets of J.P. Morgan managed account clients into the Fund. In addition, the Trustees considered whether the Adviser or its affiliates benefit from the Fund’s portfolio trading practices, noting that while the Adviser is affiliated with broker-dealers, no broker-dealer affiliate ordinarily executes portfolio transactions on behalf of the Fund.

Conclusions. After reviewing and considering these and other factors described herein, the Trustees concluded, in their reasonable business judgment, within the context of their overall conclusions regarding the New Sub-Advisory Agreement and based on information provided and related representations made by the Adviser and Mellon, that they were satisfied that the fees payable to Mellon under the New Sub-Advisory Agreement with respect to the Mellon Sleeve represent reasonable compensation in light of the nature, extent and quality of services to be provided by Mellon and that based on the information provided and taking into account the various assumptions made, the estimated profitability of the Adviser with respect to the Mellon Sleeve (if any) did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable to the Fund, and approved the New Sub-Advisory Agreement.

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of December 31, 2024, the Trustees and officers as a group owned less than 1% of the shares of the Fund. As of December 31, 2024, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SIX CIRCLES CREDIT OPPORTUNITIES FUND	J.P. Morgan Securities LLC (For the Benefit of its Customers) 383 Madison Avenue New York, NY 10179	99%

AFFILIATED BROKERAGE

The Fund did not pay any brokerage commissions to affiliated brokers during the most recently completed fiscal year.

SERVICE PROVIDERS

The Trust’s distributor is Foreside Fund Services, LLC (“Foreside”). Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Trust’s administrator, fund accounting agent and custodian is Brown Brothers Harriman & Co. (“BBH”). BBH is located

25

at 140 Broadway, New York, New York 10005. The Trust’s transfer agent is DST Asset Management Solutions, Inc. (“DST”). DST is located at 2000 Crown Colony Drive, Quincy, MA 02169.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to Six Circles Funds c/o J.P. Morgan Private Investments Inc., 383 Madison Avenue, New York, NY 10179, or by calling collect 1-212-464-2070.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account if a separate copy is requested.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholder vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

26

ANNEX A

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of June 22, 2018, between J.P. Morgan Private Investments Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and BNY Mellon Asset Management North America Corporation (“Subadviser”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of June 22, 2018 (the “Advisory Agreement”) with Six Circles Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series trust having one or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser, in connection with the Funds listed on Appendix A, in the provision of a continuous investment program for that portion of the assets of the Fund which the Adviser may from time to time allocate to the Subadviser in accordance with the terms of this Agreement (the “Subadviser Assets”) and the Subadviser is willing to furnish such services (the “Investment Program”);

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage on a discretionary basis the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Subadviser acknowledges and agrees that (i) the

Adviser makes no commitment to allocate any maximum or minimum portion of the Fund’s assets to the Subadviser as the Subadviser Assets, (ii) at any time, upon written notice to the Subadviser, the Adviser may allocate all, none or any portion of the Fund’s assets to the Subadviser, (iii) may reallocate any portion or all of the Subadviser Assets (a) to any other subadviser unaffiliated with the Adviser upon written notice to the Subadviser or (b) to itself or a subadviser affiliated with the Adviser upon 61 days’ written notice to the Subadviser (or such shorter period as may be agreed by the Subadviser after receipt of such notice) and (iv) subject to written notice to the Subadviser, and, as applicable, the written notice set forth in clause (iii)(b) of this paragraph 1, the Adviser retains authority to immediately assume direct responsibility for any function delegated to the Subadviser under this Agreement.

2.  Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with (i) the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), (ii) the portfolio guidelines agreed from time to time in writing by the Adviser and the Subadviser (the “Guidelines”), (iii) except as specifically set forth in the Guidelines, the requirements applicable to registered investment companies under applicable laws (including the 1940 Act) and (iv) such other limitations as the Adviser may institute in writing; provided that Subadviser is provided the opportunity to raise any issues that could affect implementation with the Adviser. In the unlikely event that the Sub-Adviser determines that it cannot comply with the limitations, and no compromise can be reached with the Adviser, Sub-Adviser may resign prior to the implementation date of the limitation, notwithstanding any termination notice period set forth in Section 9. For the avoidance of doubt, the Subadviser agrees that it will manage the Subadviser Assets in accordance with the investment limitations and other restrictions under the 1940 Act as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act. The Subadviser further agrees to manage the investments of the Subadviser Assets in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act, except as otherwise specifically set forth in the Guidelines. Without limiting the preceding obligations of the Subadviser, if the Adviser notifies the Subadviser that the Adviser has determined, in its sole discretion, that the Subadviser Assets are not in compliance with any of the Prospectus, Guidelines, the 1940 Act or the Code, the Subadviser will promptly take action to bring the Subadviser Assets back into compliance; provided, however, the Subadviser’s action shall not, in and of itself, constitute an admission by the Subadviser that the Subadviser Assets are not in compliance with the Prospectus, Guidelines, the 1940 Act or the Code. The Subadviser shall (a) make investment decisions for the Subadviser Assets and select securities for purchase or sale with respect to the Subadviser assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and investment analysts whose duties include, without limitation, providing research services with respect to the Subadviser Assets. In providing these services, the Subadviser will conduct a program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets, including the amount to be held uninvested as cash or in cash equivalents selected by the Subadviser.

The Adviser shall make available to or furnish the Subadviser with copies of the Trust’s Prospectus and Statement of Additional Information, Declaration of Trust, Bylaws, Advisory

Agreement, the Guidelines and any other limitations or guidelines instituted by the Adviser with regards to the Subadviser Assets, and any amendments thereto. Upon notification by the Adviser of such amendments, the Subadviser shall promptly commence action if necessary to bring the Subadviser Assets into compliance.

The Subadviser shall have authority to instruct the Fund’s custodian (the “Custodian”) to: (i) pay cash for securities and other property delivered to the Custodian for the Subadviser Assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Subadviser Assets, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Subadviser Assets with respect to any investments made pursuant to the Prospectus. Notwithstanding its authority to instruct on portfolio trades or depositing margin or collateral, the Adviser confirms, and the Subadviser acknowledges and agrees, that the Subadviser is not acting in the capacity of a custodian nor taking custody of any assets of the Funds

Notwithstanding any other provision in this Agreement or in any agreement executed between the Fund and the Custodian (each, a “Custody Agreement”), the Advisor confirms, and the Subadviser acknowledges and agrees, that the Subadviser shall have no authority whatsoever, nor any authority to direct Custodian, to withdraw or transfer funds or securities from an account otherwise than in connection with effecting or settling trades for the accounts pursuant to this Agreement. In the event of a conflict between the provisions of this Agreement and the Custody Agreement, the terms of this Agreement shall control. The Custodian and not the Subadviser is responsible for the collection of income, dividends, and other distributions and for other functions incidental to the role of the Custodian.

Subject to Section 2D (Brokerage) below, the Subadviser is authorized with respect to the Subadviser Assets to enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with (a) the Trust’s Prospectus and Agreement, (b) the Guidelines, (c) any other written limitations instituted by the Adviser with regard to the Subadviser Assets, and (d) any written instructions and directions of the Board or the Adviser (so long as (x) such instructions and directions do not cause the Subadviser to violate applicable law or regulation (y) the Subadviser is provided a reasonable period of time to comply with and/or to raise any implementation issues in writing to such instructions and directions and (z) in the unlikely event that the Sub-Adviser determines that it cannot comply with the limitations, instructions or directions referenced above, and no compromise can be reached with the Adviser, Sub-Adviser may resign prior to the implementation date of the limitation or instruction, notwithstanding any termination notice period set forth in Section 9. The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the Investment Program, compliance of the Subadviser Assets with the Prospectus, the Guidelines, the 1940 Act and the Code, and other topics as may reasonably be requested by the Board or the Adviser, including attending Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

make themselves available, upon reasonable request by the Adviser, the Trust’s pricing agent and/or valuation committee, taking into account the time sensitive nature of the matter, to consult with the Adviser, the Trust’s pricing agent or valuation committee regarding the valuation of any of the Subadviser Assets for which the Adviser, the Trust’s pricing agent or valuation committee seeks assistance from the Subadviser or identifies for review by the Subadviser. Notwithstanding the foregoing, the Adviser acknowledges that (a) the Subadviser’s valuation policies may differ from the valuation policies of the Trust’s pricing agent and valuation committee and (b) therefore, the valuations made by the Fund with respect to the Subadviser Assets may differ from the valuations made by or on behalf of the Subadviser for other accounts that the Subadviser manages;

(iii)

in connection with any securities or other investments purchased, sold, retained or borrowed for the Subadviser Assets, arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased, sold, retained or borrowed on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Communication by the Subadviser via electronic means is acceptable to the Adviser, the Custodian or the administrator. (the “Administrator”);

(iv)

with respect to securities or other instruments of the Subadviser Assets to be settled through the Custodian, arrange for the transmission of the confirmation of such trades to the Custodian by the end of the day upon which such transaction occurs. For the avoidance of doubt, the parties acknowledge that the Subadviser is not a custodian of the Fund’s assets and that it will not take possession or custody of such assets;

(v)

reconcile all trades made on behalf of the Subadviser Assets with each executing broker and counterparty daily to facilitate accurate trade settlement and verify open positions (including cash). The Subadviser shall notify the Adviser and the Custodian, on behalf of the Fund, promptly upon becoming aware of any trade which the Subadviser believes was not executed in accordance with its instructions and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade. The Fund or its designee may also conduct a reconciliation of trades as reported from executing brokers and counterparties and the Subadviser shall reasonably cooperate with the Fund or such designee in order to effect such reconciliation, including without limitation by arranging for reasonable access by the Fund or such designee to the files and websites of the executing brokers and counterparties to the extent such access is available;

(vi)

promptly review each holdings reconciliation report relating to the Subadviser Assets that it receives from the Custodian and accounting agent and/or the Adviser, as appropriate, and shall use commercially reasonable efforts to resolve all open reconciliation items, including trade breaks, contained in such report within one business day after the time as of which the Subadviser receives such report. The Subadviser shall notify the Adviser and the Fund of any errors or discrepancies, including, without limitation, trade breaks, in the holdings reconciliation reports which have not been resolved within one business day no later than one business day after the time as of which the Subadviser becomes aware of any such errors or discrepancies;

(vii)

use commercially reasonable efforts to prepare and cause to be filed in a timely manner Form 13F and Schedules 13D or 13G, if required, with respect to securities held in the Subadviser Assets, without regard for any other assets held by the Trust or the Fund, unless specifically informed otherwise by the Adviser (it being understood that unless notified otherwise in writing, the Subadviser shall consider such securities as being subject to its investment discretion for purposes of Form 13F). The Subadviser agrees that it shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act;

(viii)

provide such historical performance, fee and expense information about the accounts and investment funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets as may be reasonably necessary to allow the Trust, the Board or their agents to fulfill their duties under applicable laws, including, without limitation, Section 15 of the 1940 Act, and to permit the Adviser to satisfy its oversight responsibilities or to satisfy any request by applicable federal or state regulatory authorities. Such information may be provided in the form of a composite of accounts or on an anonymous basis;

(ix)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, as related to the Subadviser Assets, including, but not limited to: (a) providing broker contacts as needed for obtaining trade confirmations; (b) providing copies of term loans and swap agreements, within a reasonable time upon request by the Adviser; (c) providing reasonable assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (d) provide reasonable assistance in valuing investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means; and

(x)

provide timely input to and collaborate with the Adviser and the Fund (a) in determining appropriate liquidity classifications for the Subadviser Assets, for purposes of compliance with Rule 22e-4 under the 1940 Act, when effective, and in accordance with the parameters of the Fund’s liquidity program, and (b) in providing data and information in connection with the preparation of the Fund’s shareholder reports (e.g. Form N-CSRs), census reporting forms (e.g. Form N-CEN) and portfolio holdings reporting forms (e.g. Forms N-Q and/or N-PORT) or the financial reports contained therein.

C. Expenses. The Subadviser will bear all of its expenses, including, without limitation, Subadviser’s insurance premiums and deductibles, in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser as set forth herein or otherwise.

The expenses to be borne by the Trust may include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, insurance premiums and deductibles, industry association fees, outside auditing and fund-related legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses. Notwithstanding the foregoing, upon request by the Adviser, Subadviser agrees to reimburse the Adviser or the Trust, as applicable, for reasonable and customary costs associated with any information statement or supplements to a Fund’s registration statement that are necessary due to changes regarding the Subadviser and that require prompt disclosure and for which, at the time of notification by Subadviser to Adviser of such changes, (i) the Trust or the Adviser is not already generating a supplement or amendment to the Trust’s registration statement for other purposes and (ii) the Adviser is not able to reasonably add such changes to a pending supplement. Such changes by Subadviser include, but are not limited to, changes to its structure or to key investment personnel. In addition, Subadviser shall reimburse the Adviser or the Trust, as applicable, for any reasonable and customary Board and/or proxy expenses required in connection with approving a change in control of the Subadviser, provided that to the extent the Trust is already incurring proxy expenses unrelated to the Subadviser and it is possible to include any shareholder proposals related to a change in control of the Subadviser in the same proxy statement, proxy expenses relating to such Subadviser change in control proposal shall be reasonably shared between the Trust and the Subadviser. Reimbursable costs may include, but are not limited to, reasonable costs of preparation, filing, printing, postage, and/or distribution of such information statement or supplements to existing Fund shareholders and such other expenses as may be mutually agreed by the parties.

D. Brokerage. Except as otherwise agreed with the Adviser herein or otherwise, the Subadviser will utilize counterparties for futures and options clearing, and ISDAs for over-the-counter derivatives under agreements set up by, or in the name of, the Adviser or the Fund. Notwithstanding the foregoing, at the request of the Adviser and subject to the Adviser’s review and approval, Subadviser may negotiate and enter into such trading terms, ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund as may be necessary for the Subadviser to effect transactions for Subadviser Assets with brokers, dealers and counterparties selected by the Subadviser. The Subadviser will be responsible for managing any collateral and margin requirements associated with investments made for the Subadviser Assets and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon reasonable request. The Subadviser shall notify the Custodian, the relevant counterparty and the Adviser of any significant discrepancies in the collateral requirements or daily collateral management activity promptly of the Subadviser becoming aware of a discrepancy and shall work to resolve any discrepancies in the collateral requirements or daily collateral management activity promptly after the time as of which the Subadviser becomes aware of such discrepancy. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets, it shall be the policy of the Subadviser to seek to obtain best execution and the Subadviser agrees to act in conformance with its best execution policies and procedures. Subadviser shall provide updates of such best execution policies and procedures to the Adviser and the Fund upon the implementation of any material changes made thereto. In assessing best execution, the Subadviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Other than upon prior written approval by the Adviser, Subadviser will not engage in any transactions with respect to the Subadviser Assets with any affiliate of the Adviser.

In connection with the purchase and sale of over-the-counter derivatives transactions (including, without limitation, foreign exchange transactions whether or not traded pursuant to a master netting agreement) and/or futures contracts, Adviser or the Fund will (i) execute or direct Subadviser (by executing a derivatives authority letter in a form acceptable to Subadviser) to execute a derivatives and/or futures agreement with the selected counterparties, (ii) obtain any necessary legal entity identifiers and perform any actions as may be required under any laws applicable to Adviser, the Fund and the Fund’s assets and (iii) adhere to, or direct Subadviser (in a written form acceptable to Subadviser) as agent to the Adviser or Fund to adhere to, any protocols published by the International Swaps and Derivatives Association as applicable to the performance of Subadviser’s obligations under this Agreement (including, without limitation, the ISDA Dodd-Frank and EMIR protocols). In addition, Subadviser may establish a trading relationship and negotiate, execute and deliver futures give-up agreements with brokers as agent for the Adviser or Fund. Such give-up agreements govern financial futures that are executed through executing brokers which are then cleared and settled through clearing brokers. Subadviser may instruct such brokers to transfer money, securities, collateral or other property or take other actions with respect to the assets. The Adviser or Fund will be bound by the terms of the agreements and protocols authorized by this section.

Notwithstanding any other provision contained in this Agreement, Adviser authorizes and directs Subadviser to execute all foreign exchange transactions (“FX Transactions”) with such counterparties as Subadviser may select; provided, however, that, Subadviser may execute FX Transactions through the Custodian or subcustodian of the Fund’s assets for restricted currencies or other currencies Subadviser has determined are not feasible to trade with the selected counterparties. The Adviser acknowledges that, in the case of restricted currencies or other currencies Subadviser has determined are not feasible to trade with the selected counterparties, Subadviser shall not negotiate foreign exchange rates and commissions with such Custodian or subcustodian, or otherwise monitor or evaluate the foreign exchange rates and commissions charged by the Custodian or subcustodian and such rates and commissions may not be the best available for similar transactions.

E. Aggregation of Orders. Subject to the Subadviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets as set forth in Section 2D (Brokerage), the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Subadviser in a fair and equitable manner and consistent with the Subadviser’s fiduciary obligations to the Fund and to its other clients and in a manner consistent with the Subadviser’s allocation policies and procedures. Subadviser shall provide updates of its policies and procedures concerning allocations of orders to the Adviser and the Fund upon the implementation of any material changes made thereto. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations applicable to the Subadviser, including, without limitation, Rule 31a-3 under the 1940 Act, of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that the Fund’s Records are the property of the Trust and further agrees to provide promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets that are required to be maintained by the Subadviser under applicable requirements of the 1940 Act.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform (i) compliance monitoring designed to ensure compliance as set forth in Section 2A and (ii) periodic compliance testing with respect to the Subadviser Assets as it deems appropriate, based upon information in its possession or upon information and reasonable written instructions received from the Adviser or the Trust’s Administrator. The Adviser or the Administrator shall promptly provide the Subadviser with complete and accurate copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus, the Guidelines and any written policies or procedures adopted by the Board and currently in effect applicable to the Subadviser Assets, and shall use commercially reasonable efforts to provide the Subadviser with any amendments or revisions thereto in advance of such adoptions, amendments or revisions taking effect. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Subadviser Assets. The Subadviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Subadviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. The Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, Subadviser shall provide the Adviser or the Administrator with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. The Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote)

any securities constituting the Subadviser Assets and the Adviser will not, directly or indirectly, attempt to influence the Subadviser’s voting decisions.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust, the Fund or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved in writing prior thereto by the Adviser; provided, however, that during the term of this Agreement, the Subadviser may use the Adviser’s or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission, law, regulation, court order or other similar request or demand or as otherwise permitted pursuant to this Agreement. For so long as the Fund remains in existence and the Subadviser is providing the services set forth herein, the Adviser and the Fund shall have a royalty-free license to use the name of the Subadviser, including any short-form of such name, or any combination or derivation thereof, limited for the purpose of identifying the Subadviser as a subadviser to the Fund. The Subadviser acknowledges and agrees that the Adviser, the Fund and the Fund’s distributor will use such names in communications about the Fund to current and prospective investors in accordance with all applicable laws, rules and regulations, together with other general information regarding the Subadviser and its affiliates, including, without limitation, a general description of the investment program of the Subadviser with respect to the Subadviser Assets. The Adviser and the Fund shall cease to use the name of the Subadviser in any newly printed materials (except as may be reasonably necessary to comply with applicable law or as required in connection with the Trust’s standard reporting) promptly upon termination of this Agreement. Other than materials which contain only the name or appointment of the Subadviser or language that is identical to previously-approved language from the current Fund Prospectus or Statement of Additional Information, all sales and other marketing and communications materials referring to or containing information regarding the Subadviser shall be subject to the review and approval of the Subadviser, which approval shall not be unreasonably withheld, and the Subadviser agrees to use commercially reasonable efforts to review all such material promptly, but no later than ten days of their receipt thereof.

J. Other Subadvisers. With respect to any Fund, (i) without the prior written consent of the Adviser, the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser is responsible only for providing advice and the other services set forth herein with respect to the Subadviser Assets. Pursuant to Rule 17a-10 of the 1940 Act, the Adviser agrees that it will include a provision substantially similar to this Section 2J in each other subadvisory agreement relating to the Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund or a list of Subadviser Assets, other than (i) in accordance with the Fund’s portfolio holdings disclosure policy, (ii) to third party service providers that reasonably require such information to perform services with respect to the Subadviser Assets so long as such third party service providers are subject to confidentiality restrictions and covenants, (iii) as otherwise directed in writing by the Adviser or (iv) as required by applicable law, regulation, court order or other similar request or demand (including in connection with Section 15 of the 1940 Act); provided that the

Subadviser shall notify the Adviser of the disclosure. The foregoing shall not prohibit the Subadviser’s disclosure of portfolio securities and instruments held by any of its other client accounts or investment funds which pursue similar strategies to the Fund.

L. Business Continuity. The Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is designed so that it can be implemented within a 24-hour time period. The Subadviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Subadviser to implement any procedures under such plan.

M. Cybersecurity. The Subadviser has established and will keep in effect policies and procedures reasonably designed to detect and prevent cybersecurity breaches, including without limitation, malware, viruses, and other unauthorized access to information and information systems maintained by the Subadviser. The Subadviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence that results in, any unauthorized access to or modification of, loss or misuse of, or impairment of the integrity or availability of, any such information or information systems maintained by the Subadviser.

N. Subadviser Rights to Performance Record. Notwithstanding anything else to the contrary herein, the Subadviser shall retain a right to use the investment performance and track record of the Subadviser Assets (including in marketing) to the extent permitted by law, provided that the name of the Fund and the Trust is not specifically identified without the prior written approval of the Trust. Further, for the avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Subadviser Assets and the Fund as are necessary to support any such uses of the investment performance and track record.

O. Subadviser Trade Errors and Breaches. The Subadviser shall notify the Adviser as promptly as reasonably practicable upon detection of any trade error or any breach of Guidelines or breach of other applicable limitations or requirements (a “Breach”) in connection with its management of the Subadviser Assets and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade error or Breach, and the Subadviser shall commence action to correct any trade error or Breach promptly upon detection of any trade error in connection with its management of the Subadviser Assets. In the event of a trade error or Breach, the Subadviser shall provide a memorandum to the Adviser describing the trade error or Breach and the action, if any, to be taken to prevent future occurrences of such trade error or Breach or, alternatively, a statement that the Subadviser has reviewed its existing controls, found them reasonably designed to prevent additional trade errors or Breaches in the future and has determined that no further action is required. Notwithstanding the Subadviser’s assessment of its internal controls or any other provision of this Agreement including Sections 4 and 5, all trade errors or Breaches impacting the Fund must be remediated by the Subadviser to the satisfaction of the Adviser, which, for the avoidance of doubt, may include reimbursement from the Subadviser to the Fund of all costs, losses and expenses incurred due to the trade error or Breach, if any. In addition, the Subadviser shall provide the Adviser and the Trust, or their agents, with access to all documents and information within its possession or control related to any trade error or Breach, its analysis and correction.

3. Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Further, the Subadviser agrees to the representations regarding the fee structure specified in Appendix A. . In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Subadviser Assets accrued to, but excluding, the date of termination (as of the open of business) shall be paid promptly following such termination.

4. Standard of Care. The Subadviser shall exercise its judgment as a fiduciary under applicable law in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in Section 2O above and Section 5 below, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement. It is acknowledged and agreed that any trade error that results in a gain to the Fund shall inure to the benefit of the Fund.

5.  Indemnification.

A. The Adviser shall indemnify the Subadviser and the Subadviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Subadviser Indemnified Parties”) against, and hold such Subadviser Indemnified Parties harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Subadviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement or the Adviser’s material breach of this Agreement.

B. The Subadviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Adviser by the Subadviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC; (ii) the failure of the Subadviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of applicable law, including the 1940 Act, the Code, the Prospectus and the Guidelines; (iii) any material breach by the Subadviser of this Agreement including, without limitation, any representation or warranty contained herein (and other written instructions given by the Board or the Adviser and agreed to by the Subadviser in writing in accordance with this Agreement); or (iv) the Subadviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or the Subadviser’s reckless disregard of its obligations and duties under this Agreement. For the avoidance of doubt, the term “agents” shall not include any broker/dealer or counterparty to which Subadviser directs transactions for the Subadviser Assets; provide, however that Subadviser shall select such broker/dealers and counterparties with reasonable care.

C. In no event shall either the Adviser or Subadviser be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

D. Notwithstanding anything in this Agreement to the contrary, Subadviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the accounts resulting from any event beyond the reasonable control of Subadviser or its agents, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure, or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the accounts’ property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry, including changes in market rules and conditions affecting the execution and settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God or any other similar event. Subadviser shall use reasonable commercial efforts to mitigate any losses resulting from such events and shall maintain a commercially reasonable business recovery plan.

6. Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render any investment advisory or any other services to others whether similar or dissimilar in nature to the services hereunder (including other investment companies) and to engage in any other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

The Adviser acknowledges that the Subadviser now acts and from time to time hereafter may act as investment adviser or sub-investment adviser to one or more private funds, investment companies and fiduciary or other managed accounts (collectively, the “accounts”), and the Adviser has no objection to the Subadviser so acting. The Adviser acknowledges that while the Subadviser Assets and other accounts may invest in the same type of securities, the Subadviser may give advice or exercise investment responsibility and take such other action with respect to such other accounts which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets; provided, however, that any such advice is consistent with the Subadviser’s fiduciary duties and obligations to the Subadviser Assets.

In addition, it is understood that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Subadviser’s right or the right of any of the Subadviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

The Subadviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, the Subadviser shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

7. Maintenance of Insurance. During the term of the Agreement and for a period of one year after the termination hereof, Subadviser will be covered by errors and omissions insurance, fidelity bond coverage and commercial general liability insurance coverage maintained by the Subadviser or any of its affiliates each in a commercially reasonable amount based upon industry standards. Subadviser shall upon reasonable request provide to the Adviser certificates of insurance evidencing these coverages and shall promptly notify the Adviser of any cancellation or material change.

8. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party (“Confidential Information”) and will not use or disclose such information for any purpose other than to a limited number of employees, attorneys, accountants, affiliates and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. In addition, Subadviser may disclose Confidential Information to other third parties (including, without limitation, custodians, brokers, counterparties and trade data repositories) solely in connection with the performance of its services under this Agreement. All such persons receiving Confidential Information shall have a need to know such Confidential Information for its performance in connection with the Subadviser’s services under the Agreement. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to such party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation (b) rightfully acquired by the party from third parties whom the party reasonably believes after due inquiry are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information. Neither party shall use the information provided by the other party to trade for their own account or, without the other party’s consent, for the account of any other person (other than the Fund). Nothing in this Section 8 will be deemed to prevent a party from disclosing information concerning the other party to the extent required to comply with any applicable law, regulation or regulatory filing or in response to a request from a duly constituted regulatory or judicial authority

9. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act).

10. Representations of Subadviser. The Subadviser represents, warrants, and agrees on each day during the term of this Agreement as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) meets, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iii) has all necessary federal and state governmental, regulatory and commodity exchange licenses and approvals required to conduct its business as contemplated hereby; (iv) is and will continue to be operated in compliance in all material respects with all applicable laws, rules, and regulations; (v) has in effect all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder (including, by way of example only but without limitation, to the extent required, registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor under the Commodity Exchange Act, as amended (the “CEA”) and membership with the National Futures Association (the “NFA”)), and the performance of such obligations will not materially violate or result in a material breach of any provision of the Subadviser’s certificate of formation or operating agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will manage the Subadviser Assets in a manner consistent with the Subadviser’s code of ethics (the “Code of Ethics”) and its compliance policies and procedures.

B. The Subadviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On a quarterly basis upon written request of the Adviser, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1.

C. The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures. In addition, on an annual basis, the Subadviser will provide the Adviser with a summary of their annual review of its policies and procedures as required by Rule 206(4)-7 of the Advisers Act.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV Part 2 as most recently filed with the SEC and hereafter will provide a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

E. The written information provided by the Subadviser to the Adviser, the Fund and/or the Trust for use in (i) the Fund’s Prospectus, registration statement or proxy materials (the “Offering Materials”) and/or (ii) advertisements or sales literature or in communications with the Board, governmental or self-regulatory authorities or reports filed with the SEC (only when considered together with the other information included in the Offering Materials) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

F. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Subadviser is bound or any order, rule, statue or regulation applicable to the Subadviser of any court or any governmental body or administrative agency having jurisdiction over the Subadviser, including, without limitation the 1940 Act or the Advisers Act.

G. The Subadviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Subadviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Subadviser or are reasonably likely to have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

H. Other than as may have been disclosed in writing to the Adviser, there is not pending any action, suit or proceeding before or by any court or other governmental body to which the Subadviser is a party, or to which any of the assets of the Subadviser are subject, which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement. Other than as may have been disclosed in writing to the Adviser, the Subadviser has not received any notice of an investigation or other action from any regulatory organization, provided that it can be legally disclosed to third parties, including, without limitation, the SEC, the NFA or the CFTC regarding material non-compliance by the Subadviser with any rule, regulation or statute, which notice is reasonably expected to result in a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement.

I. This Agreement has been duly and validly authorized, executed and delivered by the Subadviser and constitutes a legal, valid and binding agreement of the Subadviser enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency laws and principals and doctrines of equity.

J. The Subadviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Subadviser’s ability to perform its obligations under this Agreement. The Subadviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

K. Except as otherwise agreed by the Adviser, the Subadviser will manage the investments of the Subadviser Assets in accordance with the exemption provided in CFTC Rule 4.5.

L. The Subadviser has policies and procedures to ensure compliance with all applicable laws, rules and regulations, including without limitation, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; and neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the Trust or the Adviser to be in violation of Sanctions; and neither the execution or delivery of this Agreement by the Subadviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Subadviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Subadviser or any of its assets.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Subadviser no longer true and accurate in any material respect, the Subadviser shall notify the Adviser as soon as is reasonably practicable, except as prohibited by applicable law.

11. Representations of Adviser. The Adviser represents, warrants, and agrees, as of the date hereof, as follows:

A. The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is a member of the NFA and is registered under the CEA or is not required to be a member of NFA because (A) it is exempt from registration under the CEA and filed an appropriate notice of eligibility with the NFA; or (B) it is exempt from registration under the CEA and has no obligation to file a notice of eligibility with the NFA; or (C) it does not engage in activity that requires registration under the CEA; (iii) has the authority to enter into and perform the services contemplated by this Agreement; and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

C. The Adviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Adviser’s ability to perform its obligations under this Agreement. The Adviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

D. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Adviser is bound or any order, rule, statue or regulation applicable to the Adviser of any court or any governmental body or administrative agency having jurisdiction over the Adviser including, without limitation the 1940 Act or the Advisers Act.

E. This Agreement has been duly and validly authorized, executed and delivered by the Adviser and constitutes a legal, valid and binding agreement of the Adviser enforceable in accordance with its terms. This Agreement has been duly approved by the Trust and the Board in accordance with all applicable requirements of the 1940 Act.

F. Each Fund, when it engages in derivatives transactions, will be a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each account being treated as an exempt account under Rule 4.7 of the CFTC.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Subadviser as soon as is reasonably practicable, except as prohibited by applicable law.

12.  Provision of Certain Information by Subadviser.

A. The Subadviser will promptly notify the Adviser, as permitted by applicable law, (1) in the event the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Subadviser; (ii) placed limitations upon its (or any affiliate’s) activities, functions or operations which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (iii) suspended or revoked its registration, if any, as an investment adviser; or (iv) has commenced proceedings or a formal investigation that would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (2) upon any breach by the Subadviser in managing the Subadviser Assets in accordance with this Agreement; or (3) there occurs any (a) conviction, settlement or plea of guilty or no contest by the Subadviser or, any principal or officer of the Subadviser (the “Relevant Persons”) regarding any felony, securities law-related misdemeanor or any criminal misdemeanor involving theft or fraud, (b) settlement with or final determination by any regulatory authority involving a material violation of a securities law or regulation on the part of any Relevant Person; (c) formal allegation by any US or non-US governmental or self-regulatory body (including, but not to, limited to Wells Notices) of fraud, embezzlement, money laundering, insider trading, market manipulation or abuse, or breach of regulation with reference to, any Relevant Persons or the initiation of any such Proceeding (as defined in the general instructions to Form ADV) against any Relevant Persons; (d) disciplinary information that Subadviser is obligated to disclose to its clients under Item 11 of Form ADV Part 1A or Item 9 of Form ADV Part 2A; (e) material breach of this Agreement of which the Subadviser is aware; or (f) any other event which could, in the reasonable determination of the Subadviser, have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

B. The Subadviser further agrees to notify the Adviser promptly of any material fact respecting or relating to the Subadviser known to the Subadviser not to be contained in the Prospectus and required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) providing such reports and certifications as the Chief Compliance Officer of the Fund may reasonably request pursuant to Rules 17j-1 and 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (ii) reasonably facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct reasonable access to its chief compliance officer; (iv) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested to allow the Trust’s chief compliance officer to address in his or her annual written report to the Board pursuant to Rule 38a-1 the operation of the policies and procedures of the Subadviser as they relate to the Subadviser Assets; and (v) providing special reports in the event of “material compliance matters,” as defined by Rule 38a-1(e)(2), relating to the Subadviser Assets, as soon as is reasonably practicable and permitted by applicable law.

Further, Subadviser is aware that: (a) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) currently are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (b) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser will provide the Adviser, the Trust or the Board with such information and assurances (including any sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Trust in its preparation of periodic reports on Form N-CSR.

13. Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Subadviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that would reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

14. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15. Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Notification of Changes. The Subadviser will notify the Adviser of any “assignment” or actual change in control or management of the Subadviser within the meaning of Section 2(a)(4) and Rule 2a-6 under the 1940 Act, and Section 202 (a)(1) and Rule 202(a)(1)-1 under the Advisers Act, including, as applicable, any change of its general partners or 25% shareholders or 25% limited partners, in each case prior to or promptly after such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel of the Subadviser involved in the management and oversight of the Subadviser Assets, including portfolio managers and senior management or any performing a similar role with respect to the Subadviser Assets,.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronic mail, by web site or other widely-used electronic medium and addressed to (or delivered to) the respective party at the address set forth below or at such other address or addresses as shall be specified, in each case, in a notice similarly given. By consenting to the electronic delivery of any notice, documentation or other communication in respect of this Agreement, the accounts or as required pursuant to applicable law, the Adviser authorizes Subadviser to deliver all communications by email or other electronic means. Subadviser may rely upon any notice from the Adviser or other communication reasonably believed by Subadviser to be genuine.

All notices to Adviser shall be sent to: J.P. Morgan Private Investments Inc., 270 Park Avenue, 5th Floor, New York, NY 10017, Attention: Mary Savino; email: mary.savino@jpmorgan.com.

All notices to Subadviser shall be sent to: BNY Mellon Asset Management North America Corporation, 201 Washington Street, 29th Floor, Boston, MA 02108, Attention: Scott Mountain; email: smountain@standish.com.

G. Consent to Electronic Delivery of Documents

The Adviser consents to electronic delivery of all or a portion of the documents that Subadviser may deliver to the Adviser and/or the Trust or Fund in accordance with the terms and conditions set forth in this Section. The Adviser understands that the types of documents that Subadviser may deliver electronically include account opening documents and forms; account statements and reports; notice of changes to account terms, products, or services; disclosure documents (i.e., Form ADV and supplements thereto); consents; policy and procedure documents; privacy notices; and any other confirmation, notice, report or information required by law, rule, regulation, or prohibited transaction exemption to be provided in writing related to an investment in an Account.

(a)

The Adviser agrees that the documents to be delivered electronically may be sent via e-mail to the e-mail address(es) indicated in Section 18. The Adviser acknowledges that alternatively, Subadviser may send a separate notice by e-mail advising as to the Internet website or other site that the Adviser must go to in order to obtain certain documents.

(b)

The Adviser understands that access to the Internet is required in order to retrieve the documents that will be electronically delivered and the Adviser hereby confirms that it has such access. Subadviser does not charge for such access, but the Adviser may be required to pay for internet access generally.

(c)

The Adviser acknowledges that documents delivered electronically may be in Portable Document Format (PDF), and that the Adobe Acrobat Reader software required to view them is available free of charge from Adobe’s website at www.adobe.com.

(d)

The Adviser understands that the Internet is not a secure network and that communications transmitted over the Internet may be accessed by unauthorized or unintended third parties. E-mail notifications sent by Subadviser will not contain sensitive or confidential information unless such emails are encrypted. Due to security risks, the Adviser will endeavor not send to Subadviser any sensitive information, such as account numbers or passwords, in an unencrypted email, or acknowledges it will do so at its own risk.

(e)

The Adviser will notify Subadviser if its email address changes, if it no longer wishes to receive electronic deliveries or if it is unable to obtain any documents or to access the internet, and may at any time request, and receive at no charge, a paper copy of any document delivered electronically.

H. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party thereto.

I.   Survival. Sections 2F, 2I, 2K, 2N, 5, 7 (for a period of 1 year), 8, 15A and 15H shall survive the termination of this Agreement.

J.   Litigation; Class Actions. Subadviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Trust or any Fund in any legal proceedings (including, without limitation, class actions and bankruptcies), (each, a “Legal Action”) relating to the securities comprising the Subadviser Assets or any other matter. The Custodian shall have the responsibility for forwarding to the Fund or its representative any related notices and communications sent by the issuers or other third parties and for processing any and all consents and supporting documentation required in connection with an account’s participation in any such Legal Action. To the extent the Custodian or Adviser has notice of a Legal Action, upon Adviser’s request, Subadviser shall provide reasonable cooperation and assistance to the Custodian in its preparation and execution of any Legal Action filings on behalf of the accounts. Unless otherwise agreed between the parties, Subadviser will not file proofs of claims relating to the securities comprising the Subadviser Assets or any other matter and will not be obligated to notify the Adviser, the Trust, any Fund or the Custodian of the Subadviser Assets of class action settlements or bankruptcies relating to the Subadviser Assets. Further, the Adviser agrees that Subadviser has no duty to institute, prosecute, defend, settle or otherwise dispose of any claim relating to securities purchased or held in an account; provided that it may provide reasonable cooperation and assistance with respect to possible claims relating to securities purchased or held in an account, consistent with its fiduciary duties.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:	/s/ Mary Savino
Name: Mary Savino Title: Managing Director

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

By:	/s/ Michael Germano
Name: Michael Germano Title: Managing Director

ANNEX B

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

INSIGHT NORTH AMERICA LLP

AMENDED AND RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

THE AMENDMENT, effective as of September 1, 2021 (the “Amendment”), among J.P. Morgan Private Investments Inc. (the “Adviser”), BNY Mellon Asset Management North America Corporation (currently, Mellon Investments Corporation) (“Mellon”) and Insight North America LLC (“Insight”), as successor sub-advisor to its affiliate, Mellon, amends the Investment Sub-Advisory Agreement dated June 22, 2018 between the Adviser and Mellon (as amended from time to time, the “Agreement”) Capitalized terms used herein not otherwise defined shall have the meaning set forth in the Agreement.

WHEREAS, The Bank of New York Mellon Corporation, the parent company of Mellon, the current sub-adviser to the Fund, is restructuring the advisory business of its wholly-owned subsidiaries and as part of this restructuring will transfer the Mellon portfolio management team responsible for managing the assets of the applicable series of the Six Circles Trust from Mellon to its affiliate, Insight North America LLC;

WHEREAS, the portfolio management team is not changing upon transfer to Insight and Mellon and Insight currently share the same indicia of common ownership and control by The Bank of New York Mellon Corporation and will continue to do so after the transfer and therefore it has been determined that there is no assignment of the Agreement under Section 15(a)(4) of the Investment Company Act of 1940;

WHEREAS, the Parties desire to amend the Agreement to memorialize the aforementioned transfer and establish Insight as the Sub-Adviser under the Agreement; and

WHEREAS, Section 14 of the Agreement provides that the Agreement may be amended by a written instrument signed by both Parties.

B-1

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the Parties hereto agree as follows:

W I T N E S S E T H:

1.

The Parties hereby agree to amend the Agreement so that Insight shall become the Sub-Adviser under the Agreement and that all references to BNY Mellon Asset Management North America Corporation in the Agreement are hereby replaced with Insight North America LLC, to become effective on the date set forth above (the “Effective Date”).

2.

After the Effective Date, the Adviser and/or the Trust will still be entitled to recover losses for any matter for which Mellon would have been liable had the transfer not occurred and Mellon will retain all records required under the Agreement for the period specified or transfer such records to Insight so as to be accessible to the Adviser and/or the Trust.

3.	Except to the extent amended hereby, the Agreement and all of its terms shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized signatories as of the date and year first written above.

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:	/s/ Mary Savino
Name:	Mary Savino
Title:	Managing Director

INSIGHT NORTH AMERICA LLC

By:	/s/ John Ariola
Name:	John Ariola
Title:	Head of Financial Analysis

MELLON INVESTMENTS CORPORATION

By:	/s/ Michael Germano
Name:	Michael Germano
Title:	CEO, Active Management

B-2

ANNEX C

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

MELLON INVESTMENTS CORPORATION

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of July 10, 2025, between J.P. Morgan Private Investments Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Mellon Investments Corporation (“Subadviser”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of June 22, 2018, as amended, (the “Advisory Agreement”) with Six Circles Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series trust having one or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser, in connection with the Funds listed on Appendix A, in the provision of a continuous investment program for that portion of the assets of the Fund which the Adviser may from time to time allocate to the Subadviser in accordance with the terms of this Agreement (the “Subadviser Assets”) and the Subadviser is willing to furnish such services (the “Investment Program”);

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.  Appointment.

The Adviser hereby retains the Subadviser to act as investment adviser for and to manage on a discretionary basis the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Subadviser acknowledges and agrees that (i) the Adviser makes no commitment to allocate any maximum or minimum portion of the Fund’s assets to the Subadviser as the Subadviser Assets, (ii) at any time, upon written notice to the Subadviser, the Adviser may allocate all, none or any portion of the Fund’s assets to the Subadviser, (iii) may reallocate any portion or all of the Subadviser Assets (a) to any other subadviser unaffiliated with the Adviser upon written notice to the Subadviser or (b) to itself or a subadviser affiliated with the Adviser upon 61 days’ written notice to the Subadviser (or such shorter period as may be agreed by the Subadviser after receipt of such notice) and (iv) subject to written notice to the Subadviser, and, as applicable, the written notice set forth in clause (iii)(b) of this paragraph 1, the Adviser retains authority to immediately assume direct responsibility for any function delegated to the Subadviser under this Agreement.

2.  Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with (i) the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), (ii) the portfolio guidelines agreed from time to time in writing by the Adviser and the Subadviser (the “Guidelines”), (iii) except as specifically set forth in the Guidelines, the requirements applicable to registered investment companies under applicable laws (including the 1940 Act) and (iv) such other reasonable limitations as the Adviser may institute in writing and provide to Subadviser within a reasonable time prior to implementation. For the avoidance of doubt, the Subadviser agrees that it will manage the Subadviser Assets in accordance with the investment limitations and other restrictions under the 1940 Act as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act. The Subadviser further agrees to manage the investments of the Subadviser Assets in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act, except as otherwise specifically set forth in the Guidelines. Without limiting the preceding obligations of the Subadviser, if the Adviser notifies the Subadviser that the Adviser has determined, in its sole discretion, that the Subadviser Assets are not in compliance with any of the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code, the Subadviser will promptly take action to bring the Subadviser Assets back into compliance; provided, however, the Subadviser’s action shall not, in and of itself, constitute an admission by the Subadviser that the Subadviser Assets are not in compliance with the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code. The Subadviser shall (a) make investment decisions for the Subadviser Assets and select securities for purchase or sale with respect to the Subadviser assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and investment analysts whose duties include, without limitation, providing research services with respect to the Subadviser Assets. In providing these services, the Subadviser will conduct a program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets, including the amount to be held uninvested as cash or in cash equivalents selected by the Subadviser.

The Adviser shall make available to or furnish the Subadviser with copies of the Trust’s Prospectus and Statement of Additional Information, Declaration of Trust, Bylaws, Advisory Agreement, the Guidelines and any other limitations or guidelines instituted by the Adviser with regards to the Subadviser Assets, and any amendments thereto. Upon notification by the Adviser of such amendments, the Subadviser shall promptly commence action if necessary to bring the Subadviser Assets into compliance.

The Subadviser shall have authority to instruct the Fund’s custodian (the “Custodian”) to: (i) pay cash for securities and other property delivered to the Custodian for the Subadviser Assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Subadviser Assets, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Subadviser Assets with respect to any investments made pursuant to the Prospectus. Notwithstanding its authority to instruct on portfolio trades or depositing margin or collateral, the Adviser confirms, and the Subadviser acknowledges and agrees, that the Subadviser is not acting in the capacity of a custodian nor taking custody of any assets of the Funds.

Notwithstanding any other provision in this Agreement or in any agreement executed between the Fund and the Custodian (each, a “Custody Agreement”), the Advisor confirms, and the Subadviser acknowledges and agrees, that the Subadviser shall have no authority whatsoever, nor any authority to direct Custodian, to withdraw or transfer funds or securities from an account otherwise than in connection with effecting or settling trades for the accounts pursuant to this Agreement. The Custodian and not the Subadviser is responsible for the collection of income, dividends, and other distributions and for other functions incidental to the role of the Custodian.

Subject to Section 2D (Brokerage) below, the Subadviser is authorized with respect to the Subadviser Assets to enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with (a) the Trust’s Prospectus, Agreement and Declaration of Trust, Bylaws, written policies and procedures of the Fund adopted by the Board, (b) the Guidelines, (c) any other written limitations instituted by the Adviser and agreed to by the Subadviser with regard to the Subadviser Assets, and (d) any written instructions and directions of the Board or the Adviser (so long as (x) such instructions and directions do not cause the Subadviser to violate applicable law or regulation (y) the Subadviser is provided a reasonable period of time to comply with and/or to raise any implementation issues in writing to such instructions and directions. The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the Investment Program, compliance of the Subadviser Assets with the Prospectus, the Guidelines, the 1940 Act and the Code, and other topics as may reasonably be requested by the Board or the Adviser, including attending Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

make themselves available, upon reasonable request by the Adviser, the Trust’s pricing agent and/or valuation committee, taking into account the time sensitive nature of the matter, to consult with the Adviser, the Trust’s pricing agent or valuation committee regarding the valuation of any of the Subadviser Assets for which the Adviser, the Trust’s pricing agent or valuation committee seeks assistance from the Subadviser or identifies for review by the Subadviser. Notwithstanding the foregoing, the Adviser acknowledges that

(a) the Subadviser’s valuation policies may differ from the valuation policies of the Trust’s pricing agent and valuation committee and (b) therefore, the valuations made by the Fund with respect to the Subadviser Assets may differ from the valuations made by or on behalf of the Subadviser for other accounts that the Subadviser manages;

(iii)

in connection with any securities or other investments purchased, sold, retained or borrowed for the Subadviser Assets, arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased, sold, retained or borrowed on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Communication by the Subadviser via electronic means is acceptable to the Adviser, the Custodian or the administrator. (the “Administrator”);

(iv)

with respect to securities or other instruments of the Subadviser Assets to be settled through the Custodian, arrange for the transmission of the confirmation of such trades to the Custodian by the end of the day upon which such transaction occurs. For the avoidance of doubt, the parties acknowledge that the Subadviser is not a custodian of the Fund’s assets and that it will not take possession or custody of such assets;

(v)

reconcile all trades made on behalf of the Subadviser Assets with each executing broker and counterparty daily to facilitate accurate trade settlement and verify open positions (including cash). The Subadviser shall notify the Adviser and the Custodian, on behalf of the Fund, promptly upon becoming aware of any trade which the Subadviser believes was not executed in accordance with its instructions and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade. The Fund or its designee may also conduct a reconciliation of trades as reported from executing brokers and counterparties and the Subadviser shall reasonably cooperate with the Fund or such designee in order to effect such reconciliation, including without limitation by arranging for reasonable access by the Fund or such designee to the files and websites of the executing brokers and counterparties to the extent such access is available;

(vi)

promptly review each holdings reconciliation report relating to the Subadviser Assets that it receives from the Custodian and accounting agent and/or the Adviser, as appropriate, and shall use commercially reasonable efforts to resolve all open reconciliation items, including trade breaks, contained in such report within one business day after the time as of which the Subadviser receives such report. The Subadviser shall notify the Adviser and the Fund of any errors or discrepancies, including, without limitation, trade breaks, in the holdings reconciliation reports which have not been resolved within one business day no later than one business day after the time as of which the Subadviser becomes aware of any such errors or discrepancies;

(vii)

use commercially reasonable efforts to prepare and cause to be filed in a timely manner Form 13F and Schedules 13D or 13G, if required, with respect to securities held in the Subadviser Assets, without regard for any other assets held by the Trust or the Fund, unless specifically informed otherwise by the Adviser (it being understood that unless notified otherwise in writing, the Subadviser shall consider such securities as being subject to its investment discretion for purposes of Form 13F). The Subadviser agrees that it shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act;

(viii)

provide such historical performance, fee and expense information about the accounts and investment funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets as may be reasonably necessary to allow the Trust, the Board or their agents to fulfill their duties under applicable laws, including, without limitation, Section 15 of the 1940 Act, and to permit the Adviser to satisfy its oversight responsibilities or to satisfy any request by applicable federal or state regulatory authorities. Such information may be provided in the form of a composite of accounts or on an anonymous basis;

(ix)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, as related to the Subadviser Assets, including, but not limited to: (a) providing broker contacts as needed for obtaining trade confirmations; (b) providing copies of term loans and swap agreements, within a reasonable time upon request by the Adviser; (c) providing reasonable assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (d) provide reasonable assistance in valuing investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means; and

(x)

upon request, provide timely input to and collaborate with the Adviser and the Fund (a) in determining appropriate liquidity classifications for the Subadviser Assets, for purposes of compliance with Rule 22e-4 under the 1940 Act, in accordance with the parameters of the Fund’s liquidity program, and (b) in providing data and information in connection with the preparation of the Fund’s shareholder reports (e.g. Form N-CSRs), census reporting forms (e.g. Form N-CEN) and portfolio holdings reporting forms (e.g. Forms N-Q and/or N-PORT) or the financial reports contained therein, and (c) in providing such information to the Fund regarding derivatives as may be requested in connection with the Fund’s compliance with Rule 18f-4 under the 1940 Act.

C. Expenses. The Subadviser will bear all of its expenses, including, without limitation, Subadviser’s insurance premiums and deductibles, in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser as set forth herein or otherwise. The expenses to be borne by the Trust may include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, insurance premiums and deductibles, industry association fees, outside auditing and fund-related legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses. Notwithstanding the foregoing, upon request by the Adviser, Subadviser agrees to reimburse the Adviser or the Trust, as applicable, for reasonable and customary costs associated with any information statement or supplements to a Fund’s registration statement that are necessary due to changes regarding the Subadviser and that require disclosure and for which, at the time of notification by Subadviser to Adviser of such changes, (i) the Trust or the Adviser is not already generating a supplement or amendment to the Trust’s registration statement for other purposes and (ii) the Adviser is not able to reasonably add such changes to an already pending supplement. Such changes by Subadviser include, but are not limited to, changes to its structure or to key investment personnel. In addition, Subadviser shall reimburse the Adviser or the Trust, as applicable, for any reasonable and customary Board and/or proxy expenses required in connection with approving a change in control of the Subadviser, provided that to the extent the Trust is already incurring proxy expenses unrelated to the Subadviser and it is possible to include any shareholder proposals related to a change in control of the Subadviser in the same proxy statement. Reimbursable costs may include, but are not limited to, reasonable costs of preparation, filing, printing, postage, and/or distribution of such information statement or supplements to existing Fund shareholders and such other expenses as may be mutually agreed by the parties.

D. Brokerage. Except as otherwise agreed with the Adviser herein or otherwise, the Subadviser will utilize counterparties for futures and options clearing, and ISDAs for over-the-counter derivatives under agreements set up by, or in the name of, the Adviser or the Fund. Notwithstanding the foregoing, at the request of the Adviser and subject to the Adviser’s review and approval, Subadviser may negotiate and enter into such trading terms, ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund as may be necessary for the Subadviser to effect transactions for Subadviser Assets with brokers, dealers and counterparties selected by the Subadviser. The Subadviser will be responsible for managing any collateral and margin requirements associated with investments made for the Subadviser Assets and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon reasonable request. The Subadviser shall notify the Custodian, the relevant counterparty and the Adviser of any significant discrepancies in the collateral requirements or daily collateral management activity promptly of the Subadviser becoming aware of a discrepancy and shall work to resolve any discrepancies in the collateral requirements or daily collateral management activity promptly after the time as of which the Subadviser becomes aware of such discrepancy. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets, it shall be the policy of the Subadviser to seek to obtain best execution and the Subadviser agrees to act in conformance with its best execution policies and procedures. Subadviser shall provide updates of such best execution policies and procedures to the Adviser and the Fund upon the implementation of any material changes made thereto. In assessing best execution, the Subadviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Other than upon prior written approval by the Adviser, Subadviser will not engage in any transactions with respect to the Subadviser Assets with any affiliate of the Adviser. Subadviser (or an affiliate of Subadviser) will provide to Adviser a written list of

Subadviser’s affiliates and will, from time to time, update such list as necessary. Subadviser agrees that if an affiliate provides Subadviser’s written list of affiliates on Subadviser’s behalf, the list of affiliates delivered will be clearly marked to indicate that the affiliates listed are Subadviser’s affiliates. Adviser has provided to Subadviser a written list of affiliated brokers and dealers of the Adviser and will, from time to time, update and deliver such list as necessary.

E. Aggregation of Orders. Subject to the Subadviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets as set forth in Section 2D (Brokerage), the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Subadviser in a fair and equitable manner and consistent with the Subadviser’s fiduciary obligations to the Fund and to its other clients and in a manner consistent with the Subadviser’s allocation policies and procedures. Subadviser shall provide updates of its policies and procedures concerning allocations of orders to the Adviser and the Fund upon the implementation of any material changes made thereto. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations applicable to the Subadviser, including, without limitation, Rule 31a-3 under the 1940 Act, of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that the Fund’s Records are the property of the Trust and further agrees to provide promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets that are required to be maintained by the Subadviser under applicable requirements of the 1940 Act.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform (i) compliance monitoring designed to ensure compliance as set forth in Section 2A and (ii) periodic compliance testing with respect to the Subadviser Assets as it deems appropriate, based upon information in its possession or upon information and reasonable written instructions received from the Adviser or the Trust’s Administrator. The Adviser or the Administrator shall promptly provide the Subadviser with complete and accurate copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus, the Guidelines and any written policies or procedures adopted by the Board and currently in effect applicable to the Subadviser Assets, and shall use commercially reasonable efforts to provide the Subadviser with any amendments or revisions thereto in advance of such adoptions, amendments or revisions taking effect. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Subadviser Assets. The Subadviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Subadviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. The Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, Subadviser shall provide the Adviser or the Administrator with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. The Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote) any securities constituting the Subadviser Assets and the Adviser will not, directly or indirectly, attempt to influence the Subadviser’s voting decisions.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust, the Fund or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved in writing prior thereto by the Adviser; provided, however, that during the term of this Agreement, the Subadviser may use the Adviser’s or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission, law, regulation, court order or other similar request or demand or as otherwise permitted pursuant to this Agreement. For so long as the Fund remains in existence and the Subadviser is providing the services set forth herein, the Adviser and the Fund shall have a royalty-free license to use the name of the Subadviser, including any short-form of such name, or any combination or derivation thereof, limited for the purpose of identifying the Subadviser as a subadviser to the Fund. The Subadviser acknowledges and agrees that the Adviser, the Fund and the Fund’s distributor will use such names in communications about the Fund to current and prospective investors in accordance with all applicable laws, rules and regulations, together with other general information regarding the Subadviser and its affiliates, including, without limitation, a general description of the investment program of the Subadviser with respect to the Subadviser Assets. The Adviser and the Fund shall cease to use the name of the Subadviser in any newly printed materials (except as may be reasonably necessary to comply with applicable law or as required in connection with the Trust’s standard reporting) promptly upon termination of this Agreement. Other than materials which contain only the name or appointment of the Subadviser or language that is identical to previously-approved language from the current Fund Prospectus or Statement of Additional Information, all sales and other marketing and communications materials referring to or containing information regarding the Subadviser shall be subject to the review and approval of the Subadviser, which approval shall not be unreasonably withheld, and the Subadviser agrees to use commercially reasonable efforts to review all such material promptly, but no later than ten days of their receipt thereof.

J. Other Subadvisers. With respect to any Fund, (i) without the prior written consent of the Adviser, the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser is responsible only for providing advice and the other services set forth herein with respect to the Subadviser Assets. Pursuant to Rule 17a-10 of the 1940 Act, the Adviser agrees that it will include a provision substantially similar to this Section 2J in each other subadvisory agreement relating to the Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund or a list of Subadviser Assets, other than (i) in accordance with the Fund’s portfolio holdings disclosure policy, (ii) to third party service providers that reasonably require such information to perform services with respect to the Subadviser Assets so long as such third party service providers are subject to confidentiality restrictions and covenants, (iii) as otherwise directed in writing by the Adviser or (iv) as required by applicable law, regulation, court order or other similar request or demand (including in connection with Section 15 of the 1940 Act); provided that the Subadviser shall notify the Adviser of the disclosure. The foregoing shall not prohibit the Subadviser’s disclosure of portfolio securities and instruments held by any of its other client accounts or investment funds which pursue similar strategies to the Fund.

L. Business Continuity. The Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is designed so that it can be implemented within a 24-hour time period. The Subadviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Subadviser to implement any procedures under such plan.

M. Cybersecurity. The Subadviser has established and will keep in effect policies and procedures reasonably designed to detect and prevent cybersecurity breaches, including without limitation, malware, viruses, and other unauthorized access to information and information systems maintained by the Subadviser. The Subadviser shall notify the Adviser, by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, as soon as reasonably practicable upon becoming aware of the occurrence or threat of any event that results in, or increases the risk of, any unauthorized access to or modification of, loss or misuse of, or impairment of the integrity or availability of, any such information or information systems maintained by the Subadviser that may affect the Subadviser’s ability to perform its duties under this Agreement.

N. Subadviser Rights to Performance Record. Notwithstanding anything else to the contrary herein, the Subadviser shall retain a right to use the investment performance and track record of the Subadviser Assets (including in marketing) to the extent permitted by law, provided that the name of the Fund and the Trust is not specifically identified without the prior written approval of the Trust. Further, for the avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Subadviser Assets and the Fund as are necessary to support any such uses of the investment performance and track record.

O. Subadviser Trade Errors and Breaches. The Subadviser shall notify the Adviser as promptly as reasonably practicable upon detection of any trade error or any breach of Guidelines or breach of other applicable limitations or requirements (a “Breach”) in connection with its management of the Subadviser Assets and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade error or Breach, and the Subadviser shall commence action to correct any trade error or Breach promptly upon detection of any trade error in connection with its management of the Subadviser Assets. In the event of a trade error or Breach, the Subadviser shall provide a memorandum to the Adviser describing the trade error or Breach and the action, if any, to be taken to prevent future occurrences of such trade error or Breach or, alternatively, a statement that the Subadviser has reviewed its existing controls, found them reasonably designed to prevent additional trade errors or Breaches in the future and has determined that no further action is required. Notwithstanding the Subadviser’s assessment of its internal controls or any other provision of this Agreement including Sections 4 and 5, all trade errors or Breaches impacting the Fund must be remediated by the Subadviser to the satisfaction of the Adviser, which, for the avoidance of doubt, may include reimbursement from the Subadviser to the Fund of all costs, losses and expenses incurred due to the trade error or Breach, if any. In addition, the Subadviser shall provide the Adviser and the Trust, or their agents, with access to all documents and information within its possession or control related to any trade error or Breach, its analysis and correction.

3. Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Further, the Subadviser agrees to the representations regarding the fee structure specified in Appendix A. . In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Subadviser Assets accrued to, but excluding, the date of termination (as of the open of business) shall be paid promptly following such termination.

4. Standard of Care. The Subadviser shall exercise its best judgment as a fiduciary under applicable law in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in Section 2O above and Section 5 below, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement. It is acknowledged and agreed that any trade error that results in a gain to the Fund shall inure to the benefit of the Fund.

5. Indemnification.

A. The Adviser shall indemnify the Subadviser and the Subadviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Subadviser Indemnified Parties”) against, and hold such Subadviser Indemnified Parties harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Subadviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement or the Adviser’s material breach of this Agreement.

B. The Subadviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Adviser by the Subadviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC; (ii) the failure of the Subadviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of applicable law, including the 1940 Act, the Code, the Prospectus and the Guidelines; (iii) any material breach by the Subadviser of this Agreement including, without limitation, any representation or warranty contained herein (and other written instructions given by the Board or the Adviser to the Subadviser in writing in accordance with this Agreement); or (iv) the Subadviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or the Subadviser’s reckless disregard of its obligations and duties under this Agreement. For the avoidance of doubt, the term “agents” shall not include any broker/dealer or counterparty to which Subadviser directs transactions for the Subadviser Assets where it is the standard market practice to not consider the broker/dealer to be acting as an agent.

6. Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render any investment advisory or any other services to others whether similar or dissimilar in nature to the services hereunder (including other investment companies) and to engage in any other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

The Adviser acknowledges that the Subadviser now acts and from time to time hereafter may act as investment adviser or sub-investment adviser to one or more private funds, investment companies and fiduciary or other managed accounts (collectively, the “accounts”), and the Adviser has no objection to the Subadviser so acting. The Adviser acknowledges that while the Subadviser Assets and other accounts may invest in the same type of securities, the Subadviser may give advice or exercise investment responsibility and take such other action with respect to such other accounts which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets; provided, however, that any such advice is consistent with the Subadviser’s fiduciary duties and obligations to the Subadviser Assets.

In addition, it is understood that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Subadviser’s right or the right of any of the Subadviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

The Subadviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, the Subadviser shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

7. Maintenance of Insurance. During the term of the Agreement and for a period of one year after the termination hereof, Subadviser will be covered by errors and omissions insurance, fidelity bond coverage and commercial general liability insurance coverage maintained by the Subadviser or any of its affiliates each in a commercially reasonable amount based upon the amount of assets managed by the Subadviser and industry standards. Subadviser shall upon reasonable request provide to the Adviser certificates of insurance evidencing these coverages and shall promptly notify the Adviser of any cancellation or material change.

8. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party (“Confidential Information”) and will not use or disclose such information for any purpose other than to a limited number of employees, attorneys, accountants, affiliates and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. In addition, Subadviser may disclose Confidential Information to other third parties (including, without limitation, custodians, brokers, counterparties and trade data repositories) solely in connection with the performance of its services under this Agreement. All such persons receiving Confidential Information shall have a need to know such Confidential Information for its performance of services in connection with the Subadviser’s duties under the Agreement. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to such party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation (b) rightfully acquired by the party from third parties whom the party reasonably believes after due inquiry are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information. Neither party shall use the information provided by the other party to trade for their own account or, without the other party’s consent, for the account of any other person (other than the Fund). Nothing in this Section 8 will be deemed to prevent a party from disclosing information concerning the other party to the extent required to comply with any applicable law, regulation or regulatory filing or in response to a request from a duly constituted regulatory or judicial authority.

9. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act).

10. Representations of Subadviser. The Subadviser represents, warrants, and agrees on each day during the term of this Agreement as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) meets, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iii) has all necessary federal and state governmental, regulatory and commodity exchange licenses and approvals required to conduct its business as contemplated hereby; (iv) is and will continue to be operated in compliance in all material respects with all applicable laws, rules, and regulations; (v) has in effect all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder (including, by way of example only but without limitation, to the extent required, registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor under the Commodity Exchange Act, as amended (the “CEA”) and membership with the National Futures Association (the “NFA”)), and the performance of such obligations will not materially violate or result in a material breach of any provision of the Subadviser’s certificate of formation or operating agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will manage the Subadviser Assets in a manner consistent with the Subadviser’s code of ethics (the “Code of Ethics”) and its compliance policies and procedures.

B. The Subadviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On a quarterly basis upon written request of the Adviser, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1.

C. The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures. In addition, on an annual basis, the Subadviser will provide the Adviser with a summary of their annual review of its policies and procedures as required by Rule 206(4)-7 of the Advisers Act. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV Part 2 as most recently filed with the SEC and hereafter will provide a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

D. The written information provided by the Subadviser to the Adviser, the Fund and/or the Trust for use in (i) the Fund’s Prospectus, registration statement or proxy materials (the “Offering Materials”) and/or (ii) advertisements or sales literature or in communications with the Board, governmental or self-regulatory authorities or reports filed with the SEC (only when considered together with the other information included in the Offering Materials) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

E. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Subadviser is bound or any order, rule, statue or regulation applicable to the Subadviser of any court or any governmental body or administrative agency having jurisdiction over the Subadviser, including, without limitation the 1940 Act or the Advisers Act.

F. The Subadviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Subadviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Subadviser or are reasonably likely to have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

G. Other than as may have been disclosed in writing to the Adviser, there is not pending any action, suit or proceeding before or by any court or other governmental body to which the Subadviser is a party, or to which any of the assets of the Subadviser are subject, which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement. Other than as may have been disclosed in writing to the Adviser, the Subadviser has not received any notice of an investigation or other action from any regulatory organization, provided that it can be legally disclosed to third parties, including, without limitation, the SEC, the NFA or the CFTC regarding material non-compliance by the Subadviser with any rule, regulation or statute, which notice or other action is reasonably expected to result in a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement.

H. This Agreement has been duly and validly authorized, executed and delivered by the Subadviser and constitutes a legal, valid and binding agreement of the Subadviser enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency laws and principals and doctrines of equity.

I. The Subadviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Subadviser’s ability to perform its obligations under this Agreement. The Subadviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

J. Except as otherwise agreed by the Adviser, the Subadviser will manage the investments of the Subadviser Assets in accordance with the exemption provided in CFTC Rule 4.5.

K. The Subadviser has policies and procedures to ensure compliance with all applicable laws, rules and regulations, including without limitation, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; and neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the Trust or the Adviser to be in violation of Sanctions; and neither the execution or delivery of this Agreement by the Subadviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Subadviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Subadviser or any of its assets.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Subadviser no longer true and accurate in any material respect, the Subadviser shall notify the Adviser as soon as is reasonably practicable, except as prohibited by applicable law.

11. Representations of Adviser. The Adviser represents, warrants, and agrees, as of the date hereof, as follows:

A. The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is a member of the NFA and is registered under the CEA or is not required to be a member of NFA because (A) it is exempt from registration under the CEA and filed an appropriate notice of eligibility with the NFA; or (B) it is exempt from registration under the CEA and has no obligation to file a notice of eligibility with the NFA; or (C) it does not engage in activity that requires registration under the CEA; (iii) has the authority to enter into and perform the services contemplated by this Agreement; and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

C. The Adviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Adviser’s ability to perform its obligations under this Agreement. The Adviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

D. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Adviser is bound or any order, rule, statue or regulation applicable to the Adviser of any court or any governmental body or administrative agency having jurisdiction over the Adviser including, without limitation the 1940 Act or the Advisers Act.

E. This Agreement has been duly and validly authorized, executed and delivered by the Adviser and constitutes a legal, valid and binding agreement of the Adviser enforceable in accordance with its terms. This Agreement has been duly approved by the Trust and the Board in accordance with all applicable requirements of the 1940 Act.

F. The Fund is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Subadviser as soon as is reasonably practicable, except as prohibited by applicable law.

12. Provision of Certain Information by Subadviser.

A. The Subadviser will promptly notify the Adviser, as permitted by applicable law, (1) in the event the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Subadviser or to the reasonable knowledge of Subadviser, any of its affiliates; (ii) placed limitations upon its (or any affiliate’s) activities, functions or operations which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (iii) suspended or revoked its (or, to the reasonable knowledge of Subadviser, any affiliate’s) registration, if any, as an investment adviser; or (iv) has commenced proceedings or a formal investigation that would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (2) upon having a reasonable basis for believing that the Subadviser Assets, assuming the Subadviser Assets constituted a separate investment company registered under the 1940 Act, have ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code, except as otherwise provided for in the Guidelines; or (3) there occurs any (a) conviction, settlement or plea of guilty or no contest by the Subadviser or ,to the reasonable knowledge of Subadviser, any of its affiliates, or, any principal or officer of the Subadviser (the “Relevant Persons”) regarding any felony, securities law-related misdemeanor or any criminal misdemeanor involving theft or fraud, (b) settlement with or final determination by any regulatory authority involving a material violation of a securities law or regulation on the part of any Relevant Person; (c) formal allegation by any US or non-US governmental or self-regulatory body (including, but not to, limited to Wells Notices) of fraud, embezzlement, money laundering, insider trading, market manipulation or abuse, or breach of regulation with reference to, any Relevant Persons or the initiation of any such Proceeding (as defined in the general instructions to Form ADV) against any Relevant Persons; (d) disciplinary information that Subadviser is obligated to disclose to its clients under Item 11 of Form ADV Part 1A or Item 9 of Form ADV Part 2A; (e) material breach of this Agreement of which the Subadviser is aware; or (f) any other event which could, in the reasonable determination of the Subadviser, have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

B. The Subadviser further agrees to notify the Adviser promptly of any material fact respecting or relating to the Subadviser known to the Subadviser not to be contained in the Prospectus and required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) providing such reports and certifications as the Chief Compliance Officer of the Fund may reasonably request pursuant to Rules 17j-1 and 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (ii) reasonably facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct reasonable access to its chief compliance officer; (iv) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested to allow the Trust’s chief compliance officer to address in his or her annual written report to the Board pursuant to Rule 38a-1 the operation of the policies and procedures of the Subadviser as they relate to the Subadviser Assets; and (v) providing special reports in the event of “material compliance matters,” as defined by Rule 38a-1(e)(2), relating to the Subadviser Assets, as soon as is reasonably practicable and permitted by applicable law. Further, Subadviser is aware that: (a) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) currently are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (b) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser will provide the Adviser, the Trust or the Board with such information and assurances (including any sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Trust in its preparation of periodic reports on Form N- CSR.

13. Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Subadviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that would reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

14. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15. Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Notification of Changes. The Subadviser will notify the Adviser of any “assignment” or actual change in control or management of the Subadviser within the meaning of Section 2(a)(4) and Rule 2a-6 under the 1940 Act, and Section 202(a)(1) and Rule 202(a)(1)-1 under the Advisers Act, including, as applicable, any change of its general partners or 25% shareholders or 25% limited partners, in each case prior to or promptly after such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel of the Subadviser involved in the management and oversight of the Subadviser Assets, including portfolio managers and senior management or any performing a similar role with respect to the Subadviser Assets,.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronic mail, or other widely-used electronic medium agreed upon between the parties and addressed to (or delivered to) the respective party at the address set forth below or at such other address or addresses as shall be specified, in each case, in a notice similarly given. By consenting to the electronic delivery of any notice, documentation or other communication in respect of this Agreement, the accounts or as required pursuant to applicable law, the Adviser authorizes Subadviser to deliver all communications by email or other agreed upon electronic means. Subadviser may rely upon any notice from the Adviser or other communication reasonably believed by Subadviser to be genuine.

All notices to Adviser shall be sent to: J.P. Morgan Private Investments Inc., 390 Madison Avenue, 6th Floor, New York, NY 10017-2513, Attention: Gregory McNeil; email: gregory.r.mcneil@jpmorgan.com, with copies to Six_Circles_Sub-Advisers@jpmorgan.com.

All notices to Subadviser shall be sent to: Mellon Investments Corporation, 201 Washington Street, 14th Floor, Boston, MA 02108, Attention: Client Service; email: One Boston Place, MellonClientService@mellon.com.

G. Consent to Electronic Delivery of Documents. The Adviser consents to electronic delivery of all or a portion of the documents that Subadviser may deliver to the Adviser and/or the Trust or Fund in accordance with the terms and conditions set forth in this Section. The Adviser understands that the types of documents that Subadviser may deliver electronically include account opening documents and forms; account statements and reports; notice of changes to account terms, products, or services; disclosure documents (i.e., Form ADV and supplements thereto); consents; policy and procedure documents; privacy notices; and any other confirmation, notice, report or information required by law, rule, regulation, or prohibited transaction exemption to be provided in writing related to an investment in an Account.

(a)	The Adviser agrees that the documents to be delivered electronically may be sent via e-mail to the e-mail address(es) indicated in Section 18.

(b)

The Adviser understands that access to the Internet is required in order to retrieve the documents that will be electronically delivered and the Adviser hereby confirms that it has such access. Subadviser does not charge for such access, but the Adviser may be required to pay for internet access generally.

(c)

The Adviser acknowledges that documents delivered electronically may be in Portable Document Format (PDF), and that the Adobe Acrobat Reader software required to view them is available free of charge from Adobe’s website at www.adobe.com.

(d)

The Adviser understands that the Internet is not a secure network and that communications transmitted over the Internet may be accessed by unauthorized or unintended third parties. E-mail notifications sent by Subadviser will not contain sensitive or confidential information unless such emails are encrypted. Due to security risks, the Adviser will endeavor to not send to Subadviser any sensitive information, such as account numbers or passwords, in an unencrypted email, or acknowledges it will do so at its own risk with respect to the interception of such unencrypted emails by unauthorized third parties.

(e)

The Adviser will notify Subadviser if its email address changes, if it no longer wishes to receive electronic deliveries or if it is unable to obtain any documents or to access the internet, and may at any time request, and receive at no charge, a paper copy of any document delivered electronically.

H. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party thereto.

I.   Survival. Sections 2F, 2I, 2K, 2N, 5, 7 (for a period of 1 year), 8, 15A and 15H shall survive the termination of this Agreement.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:	/s/ Gregory McNeil
Name: Gregory McNeil Title: Managing Director

MELLON INVESTMENTS CORPORATION

By:	/s/ Stephanie Hill
Name: Stephanie Hill Title: Managing Director

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